                           NAVELLIER MILLENNIUM FUNDS

                                    [GRAPHIC]

                           NAVELLIER TOP 20 PORTFOLIO

                     NAVELLIER INTERNATIONAL GROWTH PORTFOLIO

                       NAVELLIER LARGE CAP GROWTH PORTFOLIO

                        NAVELLIER ALL CAP GROWTH PORTFOLIO






                         Prospectus dated September 5, 2000



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus or any other mutual fund prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
-----------------------------------------------------------------

INTRODUCING OUR PORTFOLIOS................................    1

NAVELLIER TOP 20 PORTFOLIO................................    2

NAVELLIER INTERNATIONAL GROWTH PORTFOLIO..................    7

NAVELLIER LARGE CAP GROWTH PORTFOLIO......................   11

NAVELLIER ALL CAP GROWTH PORTFOLIO........................   14

FINANCIAL HIGHLIGHTS......................................   17

WHO IS RESPONSIBLE FOR THE PORTFOLIOS.....................   18
    Investment advisor....................................   18
    Distributor...........................................   18

ACCOUNT POLICIES..........................................   18

UNDERSTANDING EARNINGS....................................   19

UNDERSTANDING TAXES.......................................   19

HOW TO BUY, SELL, AND EXCHANGE SHARES.....................   20
    Buying shares.........................................   25
    Selling or exchanging shares..........................   26
    Buying or selling through selected broker-dealers.....   26

NEED TO KNOW MORE? (BACK COVER)

    More detailed information on subjects covered in this prospectus are contained within the Statement of Additional Information (SAI). Investors seeking a more in-depth explanation of the Portfolios should request the SAI to review it before purchasing shares of the Portfolios.

                   (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

INTRODUCING OUR PORTFOLIOS
-----------------------------------------------------------------
WHO SHOULD INVEST IN OUR PORTFOLIOS?
    The Navellier Millennium Funds Portfolios use an aggressive investment style suitable for investors willing to accept more risk and tolerate more price fluctuations while seeking higher than average returns. These Navellier Portfolios are for investors who can keep their money invested for longer periods, preferably at least five years, without needing to rely on this money for other purposes. The Navellier Millennium Funds Portfolios are not suitable for investors seeking current income.

ONE INVESTMENT GOAL FOR ALL OF OUR PORTFOLIOS
    The investment goal for each of the Navellier Millennium Funds Portfolios is to achieve long-term capital growth -- in other words, to increase the value of your investment over time. The investment goal of each Portfolio can only be changed with shareholder approval.

KEY DEFINITIONS
    "We", "Us", "Our" and "Fund" -- mean The Navellier Millennium Funds.
    "You" and "Your" -- mean the prospective investor.
    "Portfolio" -- refers to each individual Millennium Funds Portfolio, which combined, make up the "Fund."
    "Market capitalization" -- means the number of shares available for trading multiplied by the price per share.

--------------------------------------------------------------------------------
LIMITED PROTECTION
THE PORTFOLIOS WILL NORMALLY HOLD LESS THAN 35% OF THEIR TOTAL ASSETS IN CASH OR CASH EQUIVALENTS SUCH AS MONEY MARKET FUNDS. THE ASSETS WILL MOST LIKELY BE DEPOSITED IN RUSHMORE TRUST AND SAVINGS, FSB AND INTEREST BEARING ACCOUNTS, MONEY MARKET ACCOUNTS, OR MONEY MARKET MUTUAL FUNDS WITH RUSHMORE TRUST AND SAVINGS, FSB. AN INVESTMENT IN THE PORTFOLIOS IS NOT A BANK DEPOSIT. PLEASE BE AWARE THAT MONEY MARKET INVESTMENTS HAVE NO FDIC PROTECTION AND THE RUSHMORE INTEREST BEARING ACCOUNT IS PROTECTED ONLY UP TO $100,000.
--------------------------------------------------------------------------------

                  CUSTOMER ASSISTANCE PHONE NUMBER: 1-800-622-1386

                 SHAREHOLDER AND ACCOUNT INQUIRIES: 1-800-622-1386

NAVELLIER TOP 20 PORTFOLIO
-----------------------------------------------------------------
   THIS PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF COMPANIES WHICH HAVE THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY
    This Portfolio will invest in equity securities of companies selected for their growth or value potential. At times, this Portfolio may invest up to 100% of its total assets in such securities. This Portfolio may invest in the securities of a broad range of companies without restriction on their market capitalization (possibly including investments in foreign securities of companies in emerging markets). This Portfolio may invest in, among other things:

    - common stock

    - preferred stock

    - convertible preferred stock

    - convertible debt

    We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

    Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include:

    - earnings growth

    - expanding profit margins

    - market dominance and/or factors that create potential for market dominance

    - sales growth

    - other factors that indicate a company's potential for growth or increased value

    We select twenty stocks which have the highest ranking based on our analysis, although we will not necessarily limit our investments to only those stocks. We are not limited as to the type, operating history, or dividend paying record of companies or industries in which this Portfolio may invest. The main criteria for investment is that the securities provide opportunities for capital growth and that they rank in our top 20 highest rated investment opportunities when we make our analysis. Our analysis is made at least once a month. Currently this Portfolio invests primarily in what we believe are undervalued common stocks with long-term appreciation potential.

    Typically, we purchase common stocks of issuers which have records of profitability and strong earnings momentum. These issuers may be lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups. However, we may also purchase common stocks of well known, highly researched large companies if we believe such common stocks offer opportunity for long-term capital appreciation.

--------------------------------------------------------------------------------
EVERY QUARTER, WE EVALUATE OUR TESTS AND RE-WEIGHT THEIR INFLUENCE ON THE COMPUTER MODELS AS NECESSARY. THIS ALLOWS US TO CONTINUOUSLY MONITOR WHICH FACTORS APPEAR TO BE CURRENTLY IN FAVOR IN THE FINANCIAL MARKETS. IF A SECURITY DOES NOT MEET THE CRITERIA OF OUR REWARD/RISK RATIO AND THERE ARE OTHER AVAILABLE SECURITIES THAT DO, WE WILL PROBABLY SELL THE SECURITY THAT DOES NOT MEET OUR CRITERIA.
--------------------------------------------------------------------------------
WHAT WE INVEST IN
    Under normal conditions, this Portfolio invests at least 65% of its total assets in companies without regard to market capitalization. The remaining 35% may be invested in other types of securities, such as:
    - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect this Portfolio from potential losses, or to meet shareholder redemptions; and,
    - up to 25% of its total assets in foreign securities traded on the United States market.
THE PRINCIPAL RISKS
    As with any mutual fund, there are risks of investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.
     MARKET RISK. Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause this Portfolio's stocks to decrease in value. Because we invest aggressively, this Portfolio could experience more price volatility than less aggressive funds.
     LIQUIDITY RISK. Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in this Portfolio unless you are willing to accept this risk.
     NON-DIVERSIFIED STATUS RISK. This Portfolio is non-diversified. This means that the Portfolio may invest up to 10% of its assets in securities of a single issuer and up to 25% of its assets in securities of companies in a single industry. This Portfolio is subject to a greater risk of loss because of its non-diversified status. There is also a greater potential for volatility. This Portfolio's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.
FOREIGN SECURITIES RISKS
     POLITICAL RISK. The risk that a change in foreign government will occur and that the assets of a company in which this Portfolio has invested will be affected.
     CURRENCY RISK. The risk that a foreign currency will decline in value. This Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of this Portfolio.
     LIMITED INFORMATION RISK. The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.
     EMERGING MARKET COUNTRY RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

     SETTLEMENT AND CLEARANCE RISK. The risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.
     LIQUIDITY RISK. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER.
THE MORE OFTEN STOCKS ARE TRADED, THE MORE A PORTFOLIO WILL BE CHARGED BROKERAGE COMMISSIONS, DEALER MARK-UPS, AND OTHER TRANSACTION COSTS THAT LOWER PERFORMANCE. IN ADDITION, SALES OF STOCKS MAY GENERATE CAPITAL GAINS TAXES. WE DO NOT EXPECT THIS PORTFOLIO TO HAVE A TURNOVER RATE OF MORE THAN 300% EACH YEAR, AND IT MAY BE LOWER. WE WILL GO HIGHER IF WE BELIEVE IT WILL IMPROVE A PORTFOLIO'S PERFORMANCE.
--------------------------------------------------------------------------------
HOW THE PORTFOLIO HAS PERFORMED
    The chart below gives some indication of the risks of investing in the Navellier Top 20 Portfolio. Of course, past performance is not necessarily an indication of future performance.
    The information provided is for the initial share class (Class A shares) and does not reflect sales charges, which reduce return.
YEAR BY YEAR TOTAL RETURNS(1)

                           NAVELLIER TOP 20 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            1999
RUSSELL 2000 INDEX  NAVELLIER TOP TWENTY
21.25%                            75.91%

      (1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did. For example, a 4.95% load would have resulted in a 67.2% total return for 1999.

     AVERAGE ANNUAL RETURNS. This chart compares this Portfolio's average annual returns to the Russell 2000 Index for the same time period. This information may help provide an indication of this Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. This Portfolio's past performance is not a guarantee of how it will perform in the future.

    This Portfolio's Shares may be sold subject to a Contingent Deferred Sales Charge ("CDSC") (depending on the class of shares purchased, the amount purchased and the length of time held). This CDSC is not reflected in the Bar Chart's performance figures. If the CDSC were reflected, the returns (and the highest and lowest quarterly return figures) would be lower than those figures shown on the Bar Chart depending on whether an investor redeemed and how much the CDSC charge was.
     HIGHEST AND LOWEST QUARTERLY RETURNS.

    4th quarter 1999 - up 33.31%                   3rd quarter 1999 - down 2.36%

    The sale of Class B shares and Class C shares began as of March 17, 2000. There is, therefore, no performance history for the Class B shares or the Class C shares. The average annual return information shown below is for the initial class of shares of this Portfolio (Class A shares).

                                                              ONE YEAR    SINCE INCEPTION (1)
----------------------------------------------------------------------------------------------
Navellier Top 20 Portfolio..................................   67.20%            80.75%
Russell 2000 Index (2)......................................   21.25%            31.61%

                         (1)   The effective date of the Navellier Top 20 Portfolio was
                               September 30, 1998. However, performance was measured
                               against
                               the Russell 2000 for the calendar year 1999, the first
                               full year which the Portfolio was in existence.
                         (2)   The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S.-based companies. The Index does not include fees or expenses and is not available for direct
                               investment.

FEES AND EXPENSES OF THIS PORTFOLIO
    This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by this Portfolio.
     FEES. This table describes the fees you may pay if you buy and hold shares of this Portfolio. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the Portfolio and the amount of your investment. You will find details about fee discounts and waivers under "How to Buy, Sell and Exchange Shares" in this Prospectus.

                                                               CLASS A      CLASS B     CLASS C
------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) Imposed on Purchases (as % of
    offering price).........................................   4.95%          None        None
  Maximum Sales Charge (Load) Imposed on Purchases (as a %
    of net asset value).....................................   5.21%          None        None
  Maximum Deferred Sales Charge (Load) (as % of redemption
    proceeds)...............................................   1.00%(2)       5.00%       1.00%
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/ Distributions................................   None           None        None
  Redemption Fee (as % of amount redeemed, if applicable)...   None           None        None
  Exchange Fee (1)..........................................  $0-$5          $0-$5       $0-$5

                         (1)   Shares of each Portfolio of the Fund may be exchanged for
                               shares of other Portfolios at net asset value without charge
                               (up to five (5) exchanges per account). There is a charge of
                               $5 per exchange thereafter. There is no additional sales
                               charge (load) on exchanges of shares of one class of a
                               Portfolio for shares of the same class of another Portfolio.
                         (2)   There is a 1% CDSC on purchases between $1,000,000 and
                               $2,499,999; a 0.50% CDSC on purchases between $2,500,000
                               and $4,999,999; or a 0.25% CDSC on purchases over
                               $5,000,000, if you redeem within 18 months of your purchase.
                               There is no additional sales charge (load) on exchanges of one class of shares of a Portfolio for shares of the same
                               class of another Portfolio.

     OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO. This table describes the operating expenses you may pay if you buy and hold shares of this Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.

                                   (as a % of average daily net assets)
                                                                       CLASS A      CLASS B       CLASS C
-----------------------------------------------------------------------------------------------------------
  Management Fee...................................................      1.00%      1.00%         1.00%
  Distribution (and/or service)(12b-1) Fees........................      0.25%      1.00%(2)      1.00%(2)
  Other Expenses...................................................      1.09%      1.09%         1.09%
    Administration Fees....................................   0.25%
    Other Operating Expenses...............................   0.84%
  Total Annual Fund Operating Expenses (1).........................      2.34%      3.09%         3.09%
  Expense Reimbursment (1).........................................      0.84%      0.84%         0.84%
  Net Annual Portfolio Operating Expenses..........................      1.50%      2.25%         2.25%

                         (1)   Reflects Investment Advisor's contractual waiver for the
                               fiscal year ended December 31, 2000 of
                               reimbursement of a portion of the Portfolio's expenses
                               paid by the Investment Advisor.
                         (2)   The 1% 12b-1 fee is allocated 0.75% to distribution services and 0.25% to Shareholder services.

     FEE EXAMPLE. This example is intended to help you compare the cost of investing in the various classes of shares of this Portfolio with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses (i.e., without the expense reimbursement) for 3 years, 5 years and 10 years. Assuming the Advisor continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs are as follows:

                         Fees and expenses if you sold shares after:
                                                              CLASS A     CLASS B     CLASS C
----------------------------------------------------------------------------------------------
  1 Year....................................................   $  640      $  742      $  331
  3 Years...................................................   $1,189      $1,377      $  954
  5 Years...................................................   $1,683      $1,840      $1,620
  10 Years..................................................   $3,039      $3,224      $3,402

                      Fees and expenses if you did not sell your shares:
                                                              CLASS A     CLASS B     CLASS C
----------------------------------------------------------------------------------------------
  1 Year....................................................   $  640      $  228      $  228
  3 Years...................................................   $1,189      $  954      $  954
  5 Years...................................................   $1,683      $1,620      $1,620
  10 Years..................................................   $3,039      $3,224      $3,402

--------------------------------------------------------------------------------
EXPENSES PAID TO THE DISTRIBUTOR.
THIS PORTFOLIO IS ALLOWED TO PAY FEES TO THE DISTRIBUTOR AND OTHERS FOR PROMOTING, SELLING, DISTRIBUTING AND/OR SERVICING ITS SHARES. THESE ARE COMMONLY CALLED "12b-1 FEES." BECAUSE THESE FEES ARE PAID OUT OF THE PORTFOLIO'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES, SUCH AS A SALES COMMISSION AT THE TIME OF PURCHASE ("FRONT END LOAD") OR AT THE TIME OF SALE ("BACK END LOAD"). PAYMENTS ARE MADE MONTHLY AND CAN BE UP TO 0.25% ANNUALLY OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS FOR CLASS A SHARES AND UP TO 1.00% ANNUALLY OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS FOR CLASS B AND CLASS C SHARES.
--------------------------------------------------------------------------------

NAVELLIER INTERNATIONAL GROWTH PORTFOLIO
-----------------------------------------------------------------
   THIS PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING IN FOREIGN STOCKS WHICH HAVE THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY

    The Navellier International Growth Portfolio is intended to take advantage of the global economy while achieving long term capital appreciation. The Portfolio has been designed to provide diversification benefits to domestic equity portfolios. In an effort to keep expenses at a minimum, the Portfolio will invest in international markets through the use of sponsored and unsponsored foreign stocks and American Depository Receipts (ADRs). American Depository Receipts are investment vehicles whereby foreign companies offer their stock for purchase on U.S. stock exchanges, denominated in American dollars. We attempt to uncover those stocks with strong return potential and acceptable risk characteristics by exploiting market inefficiencies utilizing the Navellier value added quantitative stock selection model, portfolio optimization, and risk analysis. Our stock analysis is performed at least once a month. The Portfolio may invest in the securities of a broad range of companies without restriction on their market capitalization (possibly including investments in foreign securities of companies in emerging markets). At times, the Portfolio may invest up to 100% of its total assets in such securities. We are not limited as to the type, operating history or dividend paying record of companies in which the Portfolio may invest. The Portfolio employs the Morgan Stanley E.A.F.E. Index as a relative benchmark for performance. The Morgan Stanley E.A.F.E. Index is considered to be the appropriate benchmark for international investing.


--------------------------------------------------------------------------------
EVERY QUARTER, WE EVALUATE OUR TESTS AND RE-WEIGHT THEIR INFLUENCE ON THE COMPUTER MODELS AS NECESSARY. THIS ALLOWS US TO CONTINUOUSLY MONITOR WHICH FACTORS APPEAR TO BE CURRENTLY IN FAVOR IN THE FINANCIAL MARKETS. IF A SECURITY DOES NOT MEET THE CRITERIA OF OUR REWARD/RISK RATIO AND THERE ARE OTHER AVAILABLE SECURITIES THAT DO, WE WILL PROBABLY SELL THE SECURITY THAT DOES NOT MEET OUR CRITERIA.
--------------------------------------------------------------------------------

WHAT WE INVEST IN
    Under normal conditions, the Portfolio invests at least 65% of its total assets in companies without regard to market capitalization. The remaining 35% may be invested in other types of securities, such as: bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions.

THE PRINCIPAL RISKS
    As with any mutual fund, there are risks of investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

     MARKET RISK. Investment in International sponsored and unsponsored stocks and ADRs is subject to the risks of changing political, economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

     LIQUIDITY RISK. Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in this Portfolio unless you are willing to accept this risk.

     NON-DIVERSIFIED STATUS RISK. The Portfolio is non-diversified. This means that the Portfolio may invest up to 10% of its assets in securities of a single issuer and up to 25% of its assets in securities of companies in a single industry. The Portfolio is subject to a greater risk of loss because of its non-diversified status. There is also a greater potential for volatility. The Portfolio's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

FOREIGN SECURITIES RISKS

     POLITICAL RISK. The risk that a change in foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

     CURRENCY RISK. The risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

     LIMITED INFORMATION RISK. The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. Investment in an unsponsored foreign stock could create the risk that an investment might be made in a stock for which we could not obtain all necessary information.

     EMERGING MARKET COUNTRY RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

     SETTLEMENT AND CLEARANCE RISK. The risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

     LIQUIDITY RISK. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

--------------------------------------------------------------------------------
PORTFOLIO TURNOVER.
THE MORE OFTEN STOCKS ARE TRADED, THE MORE A PORTFOLIO WILL BE CHARGED BROKERAGE COMMISSIONS, DEALER MARK-UPS, AND OTHER TRANSACTION COSTS THAT LOWER PERFORMANCE. IN ADDITION, SALES OF STOCKS MAY GENERATE CAPITAL GAINS TAXES. WE DO NOT EXPECT THIS PORTFOLIO TO HAVE A TURNOVER RATE OF MORE THAN 300% EACH YEAR, AND IT MAY BE LOWER. WE WILL GO HIGHER IF WE BELIEVE IT WILL IMPROVE A PORTFOLIO'S PERFORMANCE.
--------------------------------------------------------------------------------

HOW THE PORTFOLIO HAS PERFORMED
    The Navellier International Growth Portfolio is a newly organized portfolio, organized on June 30, 2000 and therefore, as yet, has no operating or performance history.

FEES AND EXPENSES OF THE PORTFOLIO
    This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

     FEES. This table describes the fees you may pay if you buy and hold shares of this Portfolio. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the Portfolio and the amount of your investment. You will find details about fee discounts and waivers under "How to Buy, Sell and Exchange Shares" in this Prospectus.

                                                               CLASS A      CLASS B     CLASS C
------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) Imposed on Purchases (as % of
    offering price).........................................   4.95%          None        None
  Maximum Sales Charge (Load) Imposed on Purchases (as a %
    of net asset value).....................................   5.21%          None        None
  Maximum Deferred Sales Charge (Load) (as % of redemption
    proceeds)...............................................   1.00%(2)       5.00%       1.00%
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/ Distributions................................   None           None        None
  Redemption Fee (as % of amount redeemed, if applicable)...   None           None        None
  Exchange Fee (1)..........................................  $0-$5          $0-$5       $0-$5

                         (1)   Shares of each Portfolio of the Fund may be exchanged for
                               shares of other Portfolios at net asset value without charge
                               (up to five (5) exchanges per account). There is a charge of
                               $5 per exchange thereafter.
                         (2)   There is a 1% CDSC on purchases between $1,000,000 and
                               $2,499,999; a 0.50% CDSC on purchases between $2,500,000
                               and $4,999,999; or a 0.25% CDSC on purchases over
                               $5,000,000, if you redeem within 18 months of your purchase.
                               There is no additional sales charge (load) on exchanges of shares of one class of a Portfolio for shares of the same
                               class of another Portfolio.

     OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO. This table describes the estimated operating expenses you may pay if you buy and hold shares of this Portfolio. Because this is a newly organized Portfolio it has no operating history. Therefore the total operating expenses are only estimates. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.

                                   (as a % of average daily net assets)
                                                                       CLASS A      CLASS B       CLASS C
-----------------------------------------------------------------------------------------------------------
  Management Fee...................................................      1.00%      1.00%         1.00%
  Distribution (and/or service)(12b-1) Fees........................      0.25%      1.00%(2)      1.00%(2)
  Other Expenses...................................................      1.09%      1.09%         1.09%
    Administration Fees....................................   0.25%
    Other Operating Expenses...............................   0.84%
  Total Annual Fund Operating Expenses (1).........................      2.34%      3.09%         3.09%
  Expense Reimbursement (1)........................................      0.84%      0.84%         0.84%
  Net Annual Portfolio Operating Expenses..........................      1.50%      2.25%         2.25%

                         (1)   Reflects Investment Advisor's contractual waiver for the
                               fiscal year ended December 31, 2000 of
                               reimbursement of a portion of the Portfolio's expenses
                               paid by the Investment Advisor.
                         (2)   The 1% 12b-1 fee is allocated 0.75% to distribution services and 0.25% to Shareholder services.

     FEE EXAMPLE. This example is intended to help you compare the cost of investing in the various classes of shares of the Portfolio with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses (i.e., without the expense reimbursement) for 3 years, 5 years and 10 years. Assuming the Advisor continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs are as follows:

                         Fees and expenses if you sold shares after:
                                                              CLASS A     CLASS B     CLASS C
----------------------------------------------------------------------------------------------
  1 Year....................................................   $  640      $  742      $  331
  3 Years...................................................   $1,189      $1,377      $  954
  5 Years...................................................   $1,683      $1,840      $1,620
  10 Years..................................................   $3,039      $3,224      $3,402

                      Fees and expenses if you did not sell your shares:
                                                              CLASS A     CLASS B     CLASS C
----------------------------------------------------------------------------------------------
  1 Year....................................................   $  640      $  228      $  228
  3 Years...................................................   $1,189      $  954      $  954
  5 Years...................................................   $1,683      $1,620      $1,620
  10 Years..................................................   $3,039      $3,224      $3,402

--------------------------------------------------------------------------------
EXPENSES PAID TO THE DISTRIBUTOR.
THE PORTFOLIO IS ALLOWED TO PAY FEES TO THE DISTRIBUTOR AND OTHERS FOR PROMOTING, SELLING, DISTRIBUTING AND/OR SERVICING ITS SHARES. THESE ARE COMMONLY CALLED "12b-1 FEES." BECAUSE THESE FEES ARE PAID OUT OF THE PORTFOLIO'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES, SUCH AS A SALES COMMISSION AT THE TIME OF PURCHASE ("FRONT END LOAD") OR AT THE TIME OF SALE ("BACK END LOAD"). PAYMENTS ARE MADE MONTHLY AND CAN BE UP TO 0.25% ANNUALLY OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS FOR CLASS A SHARES AND UP TO 1.00% ANNUALLY OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS FOR CLASS B AND CLASS C SHARES.
--------------------------------------------------------------------------------

NAVELLIER LARGE CAP GROWTH PORTFOLIO
-----------------------------------------------------------------
   THIS PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF LARGE CAPITALIZATION COMPANIES WHICH HAVE THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY
    This Portfolio is designed to achieve the highest possible returns while minimizing risk. Our selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

    We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

    We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above average market returns and risk levels which are reasonable for higher return rates.

    Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

    Stocks with the best combination of growth ratios are blended into a non-diversified portfolio.

--------------------------------------------------------------------------------
EVERY QUARTER, WE EVALUATE OUR TESTS AND RE-WEIGHT THEIR INFLUENCE ON THE COMPUTER MODELS AS NECESSARY. THIS ALLOWS US TO CONTINUOUSLY MONITOR WHICH FACTORS APPEAR TO BE CURRENTLY IN FAVOR IN THE FINANCIAL MARKETS. IF A SECURITY DOES NOT MEET THE CRITERIA OF OUR REWARD/RISK RATIO AND THERE ARE OTHER AVAILABLE SECURITIES THAT DO, WE WILL PROBABLY SELL THE SECURITY THAT DOES NOT MEET OUR CRITERIA.
--------------------------------------------------------------------------------

WHAT WE INVEST IN
    Under normal conditions, the Portfolio invests at least 65% of its total assets in companies with market capitalization over $5 billion (possibly including investments in foreign securities of companies in emerging markets). The remaining 35% may be invested in other types of securities, such as:

    - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and,

    - up to 25% of its total assets in foreign securities traded on the United States market.

    This Portfolio is a "non-diversified" portfolio, which means it may invest up to 10% of its total assets in the securities of a single company and up to 25% of its total assets in any one industry. We often invest a significant portion of the Portfolio's total assets in selected stocks, so this Portfolio offers greater potential for capital appreciation as well as greater risk of loss.

THE PRINCIPAL RISKS
    As with any mutual fund, there are risks of investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

     MARKET RISK. Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

     LIQUIDITY RISK. Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in this Portfolio unless you are willing to accept this risk.

     NON-DIVERSIFICATION. This Portfolio may involve more risk than other Navellier Millennium Portfolios. This is because a "non-diversified" Portfolio may invest up to 10% of its total assets in a single company or up to 25% of its total assets in one industry, and the price movements of a stock that is a large part of a Portfolio's holdings will have more impact on the overall value of the Portfolio. The larger the holding, the greater the impact. In recognition of this risk, this Portfolio may only invest up to 10% of its total assets in one company and up to 25% of its total assets in one industry.

--------------------------------------------------------------------------------
PORTFOLIO TURNOVER.
THE MORE OFTEN STOCKS ARE TRADED, THE MORE A PORTFOLIO WILL BE CHARGED BROKERAGE COMMISSIONS, DEALER MARK-UPS, AND OTHER TRANSACTION COSTS THAT LOWER PERFORMANCE. IN ADDITION, SALES OF STOCKS MAY GENERATE CAPITAL GAINS TAXES. WE DO NOT EXPECT THIS PORTFOLIO TO HAVE A TURNOVER RATE OF MORE THAN 300% EACH YEAR, AND IT MAY BE LOWER. WE WILL GO HIGHER IF WE BELIEVE IT WILL IMPROVE A PORTFOLIO'S PERFORMANCE.
--------------------------------------------------------------------------------

HOW THE PORTFOLIO HAS PERFORMED
    The Navellier Large Cap Growth Portfolio is a newly organized portfolio, organized on June 30, 2000 and therefore has, as yet, no operating or performance history.

FEES AND EXPENSES OF THE PORTFOLIO
    This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

     FEES. This table describes the fees you may pay if you buy and hold shares of this Portfolio. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the Portfolio and the amount of your investment. You will find details about fee discounts and waivers under "How to Buy, Sell and Exchange Shares" in this Prospectus.

                                                               CLASS A      CLASS B     CLASS C
------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) Imposed on Purchases (as % of
    offering price).........................................   4.95%          None        None
  Maximum Sales Charge (Load) Imposed on Purchases (as a %
    of net asset value).....................................   5.21%          None        None
  Maximum Deferred Sales Charge (Load) (as % of redemption
    proceeds)...............................................   1.00%(2)       5.00%       1.00%
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/ Distributions................................   None           None        None
  Redemption Fee (as % of amount redeemed, if applicable)...   None           None        None
  Exchange Fee (1)..........................................  $0-$5          $0-$5       $0-$5

                         (1)   Shares of each Portfolio of the Fund may be exchanged for
                               shares of other Portfolios at net asset value without charge
                               (up to five (5) exchanges per account). There is a charge of
                               $5 per exchange thereafter.
                         (2)   There is a 1% CDSC on purchases between $1,000,000 and
                               $2,499,999; a 0.50% CDSC on purchases between $2,500,000
                               and $4,999,999; or a 0.25% CDSC on purchases over
                               $5,000,000, if you redeem within 18 months of your purchase.
                               There is no additional sales charge (load) on exchanges of shares of one class of a Portfolio for shares of the same
                               class of another Portfolio.

     OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO. This table describes the estimated operating expenses you may pay if you buy and hold shares of this Portfolio. Because this is a newly organized Portfolio it has no operating history. Therefore the total operating expenses are only estimates. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.

                                   (as a % of average daily net assets)
                                                                       CLASS A      CLASS B       CLASS C
-----------------------------------------------------------------------------------------------------------
  Management Fee...................................................      1.00%      1.00%         1.00%
  Distribution (and/or service)(12b-1) Fees........................      0.25%      1.00%(2)      1.00%(2)
  Other Expenses...................................................      1.09%      1.09%         1.09%
    Administration Fees....................................   0.25%
    Other Operating Expenses...............................   0.84%
  Total Annual Fund Operating Expenses (1).........................      2.34%      3.09%         3.09%
  Expense Reimbursement (1)........................................      0.84%      0.84%         0.84%
  Net Annual Portfolio Operating Expenses..........................      1.50%      2.25%         2.25%

                         (1)   Reflects Investment Advisor's contractual waiver for the
                               fiscal year ended December 31, 2000 of
                               reimbursement of a portion of the Portfolio's expenses
                               paid by the Investment Advisor.
                         (2)   The 1% 12b-1 fee is allocated 0.75% to distribution services and 0.25% to Shareholder services.

     FEE EXAMPLE. This example is intended to help you compare the cost of investing in the various classes of shares of the Portfolio with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses (i.e., without the expense reimbursement) for 3 years, 5 years and 10 years. Assuming the Advisor continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs are as follows:

                         Fees and expenses if you sold shares after:
                                                              CLASS A     CLASS B     CLASS C
----------------------------------------------------------------------------------------------
  1 Year....................................................   $  640      $  742      $  331
  3 Years...................................................   $1,189      $1,377      $  954
  5 Years...................................................   $1,683      $1,840      $1,620
  10 Years..................................................   $3,039      $3,224      $3,402

                      Fees and expenses if you did not sell your shares:
                                                              CLASS A     CLASS B     CLASS C
----------------------------------------------------------------------------------------------
  1 Year....................................................   $  640      $  228      $  228
  3 Years...................................................   $1,189      $  954      $  954
  5 Years...................................................   $1,683      $1,620      $1,620
  10 Years..................................................   $3,039      $3,224      $3,402

--------------------------------------------------------------------------------
EXPENSES PAID TO THE DISTRIBUTOR.
THE PORTFOLIO IS ALLOWED TO PAY FEES TO THE DISTRIBUTOR AND OTHERS FOR PROMOTING, SELLING, DISTRIBUTING AND/OR SERVICING ITS SHARES. THESE ARE COMMONLY CALLED "12b-1 FEES." BECAUSE THESE FEES ARE PAID OUT OF THE PORTFOLIO'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES, SUCH AS A SALES COMMISSION AT THE TIME OF PURCHASE ("FRONT END LOAD") OR AT THE TIME OF SALE ("BACK END LOAD"). PAYMENTS ARE MADE MONTHLY AND CAN BE UP TO 0.25% ANNUALLY OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS FOR CLASS A SHARES AND UP TO 1.00% ANNUALLY OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS FOR CLASS B AND CLASS C SHARES.
--------------------------------------------------------------------------------

NAVELLIER ALL CAP GROWTH PORTFOLIO
-----------------------------------------------------------------
   THIS PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING IN STOCKS OF COMPANIES WHICH HAVE THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY
    This Portfolio is designed to achieve the highest possible returns while minimizing risk. Our selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth or value stocks with superior returns compared to their risk characteristics.

    We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on several variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

    We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above average market returns and risk levels which are reasonable for higher return rates.

    Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

    Stocks with the best combination of growth or value ratios are blended into a diversified portfolio.

--------------------------------------------------------------------------------
EVERY QUARTER, WE EVALUATE OUR TESTS AND RE-WEIGHT THEIR INFLUENCE ON THE COMPUTER MODELS AS NECESSARY. THIS ALLOWS US TO CONTINUOUSLY MONITOR WHICH FACTORS APPEAR TO BE CURRENTLY IN FAVOR IN THE FINANCIAL MARKETS. IF A SECURITY DOES NOT MEET THE CRITERIA OF OUR REWARDS/RISK RATIO AND THERE ARE OTHER AVAILABLE SECURITIES THAT DO, WE WILL PROBABLY SELL THE SECURITY THAT DOES NOT MEET OUR CRITERIA.
--------------------------------------------------------------------------------

WHAT WE INVEST IN
    Under normal conditions, the Portfolio invests at least 65% of its total assets in securities with potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies. The remaining 35% may be invested in other types of securities, such as:

    - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and,

    - up to 25% of its total assets in foreign securities traded on the United States market.

THE PRINCIPAL RISKS
    As with any mutual fund, there are risks of investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money. In general, investing in growth stocks may create more risk because they tend to be more volatile.

     MARKET RISK. Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

     LIQUIDITY RISK. Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in this Portfolio unless you are willing to accept this risk.

--------------------------------------------------------------------------------
PORTFOLIO TURNOVER.
THE MORE OFTEN STOCKS ARE TRADED, THE MORE A PORTFOLIO WILL BE CHARGED BROKERAGE COMMISSIONS, DEALER MARK-UPS, AND OTHER TRANSACTION COSTS THAT LOWER PERFORMANCE. IN ADDITION, SALES OF STOCKS MAY GENERATE CAPITAL GAINS TAXES. WE DO NOT EXPECT THIS PORTFOLIO TO HAVE A TURNOVER RATE OF MORE THAN 300% EACH YEAR, AND IT MAY BE LOWER. WE WILL GO HIGHER IF WE BELIEVE IT WILL IMPROVE A PORTFOLIO'S PERFORMANCE.
--------------------------------------------------------------------------------

HOW THE PORTFOLIO HAS PERFORMED
    The Navellier All Cap Growth Portfolio is a newly organized portfolio, organized on June 30, 2000 and therefore has, as yet, no operating or performance history.

FEES AND EXPENSES OF THIS PORTFOLIO
    This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by this Portfolio.

     FEES. This table describes the fees you may pay if you buy and hold shares of this Portfolio. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the Portfolio and the amount of your investment. You will find details about fee discounts and waivers under "How to Buy, Sell and Exchange Shares" in this Prospectus.

                                                               CLASS A      CLASS B     CLASS C
------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) Imposed on Purchases (as % of
    offering price).........................................   4.95%          None        None
  Maximum Sales Charge (Load) Imposed on Purchases (as a %
    of net asset value).....................................   5.21%          None        None
  Maximum Deferred Sales Charge (Load) (as % of redemption
    proceeds)...............................................   1.00%(2)       5.00%       1.00%
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/ Distributions................................   None           None        None
  Redemption Fee (as % of amount redeemed, if applicable)...   None           None        None
  Exchange Fee (1)..........................................  $0-$5          $0-$5       $0-$5

                         (1)   Shares of each Portfolio of the Fund may be exchanged for
                               shares of other Portfolios at net asset value without charge
                               (up to five (5) exchanges per account). There is a charge of
                               $5 per exchange thereafter.
                         (2)   There is a 1% CDSC on purchases between $1,000,000 and
                               $2,499,999; a 0.50% CDSC on purchases between $2,500,000
                               and $4,999,999; or a 0.25% CDSC on purchases over
                               $5,000,000, if you redeem within 18 months of your purchase.
                               There is no additional sales charge (load) on exchanges of shares of one class of a Portfolio for shares of the same
                               class of another Portfolio.

     OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO. This table describes the estimated operating expenses you may pay if you buy and hold shares of this Portfolio. Because this is a newly organized Portfolio it has no operating history. Therefore the total operating expenses are only estimates. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.

                                   (as a % of average daily net assets)
                                                                       CLASS A      CLASS B       CLASS C
-----------------------------------------------------------------------------------------------------------
  Management Fee...................................................      1.00%      1.00%         1.00%
  Distribution (and/or service)(12b-1) Fees........................      0.25%      1.00%(2)      1.00%(2)
  Other Expenses...................................................      1.09%      1.09%         1.09%
    Administration Fees....................................   0.25%
    Other Operating Expenses...............................   0.84%
  Total Annual Fund Operating Expenses (1).........................      2.34%      3.09%         3.09%
  Expense Reimbursment (1).........................................      0.84%      0.84%         0.84%
  Net Annual Portfolio Operating Expenses..........................      1.50%      2.25%         2.25%

                         (1)   Reflects Investment Advisor's contractual waiver for the
                               fiscal year ended December 31, 2000 of
                               reimbursement of a portion of the Portfolio's expenses
                               paid by the Investment Advisor.
                         (2)   The 1% 12b-1 fee is allocated 0.75% to distribution services and 0.25% to Shareholder services.

     FEE EXAMPLE. This example is intended to help you compare the cost of investing in the various classes of shares of this Portfolio with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses (i.e., without the expense reimbursement) for 3 years, 5 years and 10 years. Assuming the Advisor continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs are as follows:

                         Fees and expenses if you sold shares after:
                                                              CLASS A     CLASS B     CLASS C
----------------------------------------------------------------------------------------------
  1 Year....................................................   $  640      $  742      $  331
  3 Years...................................................   $1,189      $1,377      $  954
  5 Years...................................................   $1,683      $1,840      $1,620
  10 Years..................................................   $3,039      $3,224      $3,402

                      Fees and expenses if you did not sell your shares:
                                                              CLASS A     CLASS B     CLASS C
----------------------------------------------------------------------------------------------
  1 Year....................................................   $  640      $  228      $  228
  3 Years...................................................   $1,189      $  954      $  954
  5 Years...................................................   $1,683      $1,620      $1,620
  10 Years..................................................   $3,039      $3,224      $3,402

--------------------------------------------------------------------------------
EXPENSES PAID TO THE DISTRIBUTOR.
THIS PORTFOLIO IS ALLOWED TO PAY FEES TO THE DISTRIBUTOR AND OTHERS FOR PROMOTING, SELLING, DISTRIBUTING AND/OR SERVICING ITS SHARES. THESE ARE COMMONLY CALLED "12b-1 FEES." BECAUSE THESE FEES ARE PAID OUT OF THE PORTFOLIO'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES, SUCH AS A SALES COMMISSION AT THE TIME OF PURCHASE ("FRONT END LOAD") OR AT THE TIME OF SALE ("BACK END LOAD"). PAYMENTS ARE MADE MONTHLY AND CAN BE UP TO 0.25% ANNUALLY OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS FOR CLASS A SHARES AND UP TO 1.00% ANNUALLY OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS FOR CLASS B AND CLASS C SHARES.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------
   The financial highlights are intended to help you understand the Navellier Top 20 Portfolio's financial performance to date. There are no financial highlights as yet for the Navellier International Growth Portfolio, the Navellier Large Cap Growth Portfolio or the Navellier All Cap Growth Portfolio because they are newly organized as of June 30, 2000 and therefore do not yet have a one year operating or performance history. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This financial information has been audited by Tait, Weller and Baker, whose report, along with the Portfolio's financial statements, are included in the SAI or annual report, available upon request. The Board of Trustees voted to change the name of the fund family from American Tiger Funds to Navellier Millennium Funds and to change the name of this Portfolio from American Tiger Top 20 Portfolio to Navellier Top 20 Portfolio.

                                                         TOP 20 PORTFOLIO
                                             -----------------------------------------
                                                FOR THE YEAR      FOR THE PERIOD ENDED
                                             DECEMBER 31, 1999     DECEMBER 31, 1998*
--------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD:
Net Asset Value -- Beginning of Period.....       $ 12.55               $10.00
--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss........................         (0.18)               (0.01)
Net Realized and Unrealized Gains on
  Investments..............................          9.68                 2.56
--------------------------------------------------------------------------------------
Total from Investment Operations...........          9.50                 2.55
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Realized Gains....................         (1.09)                  --
--------------------------------------------------------------------------------------
Net Increase in Net Asset Value............          8.41                 2.55
--------------------------------------------------------------------------------------
Net Asset Value -- End of Period...........       $ 20.96               $12.55
--------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN....................         75.91%**             25.50%(A)
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement...............          1.50%                1.50%(B)
Expenses Before Reimbursement..............          2.34%                7.90%(B)
Net Investment Loss After Reimbursement....         (1.34)%              (0.64)%(B)
Net Investment Loss Before Reimbursement...         (2.19)%              (7.04)%(B)
SUPPLEMENTARY DATA:
Portfolio Turnover Rate....................           235%                  82%
Net Assets at End of Period (in
  thousands)...............................       $23,433               $7,202
Number of Shares Outstanding at End of
  Period (in thousands)....................         1,118                  574

                         (A)   Total returns for periods of less than one year are not
                               annualized.
                         (B)   Annualized
                           *   FROM COMMENCEMENT OF OPERATIONS SEPTEMBER 30, 1998
                          **   Total returns are for the relevant period and do not include any sales load.

WHO IS RESPONSIBLE FOR THE PORTFOLIOS
-----------------------------------------------------------------
INVESTMENT ADVISOR
    Navellier Management, Inc. is the Investment Advisor to each of the Navellier Millennium Funds Portfolios. Navellier is located at One East Liberty, Third Floor, Reno, Nevada, 89501.

    LOUIS G. NAVELLIER has been the CEO and President of Navellier Management, Inc. since 1994. He has an aggressive investment style suitable only for investors willing to accept a little more risk and who can hold stocks long-term. Mr. Navellier developed a computer model based on an existing proven model, which identifies attractive stocks to meet the goals of the Portfolio. He has been advising investors based on his investment technique since 1987. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Portfolios.

DISTRIBUTOR
    Navellier Securities Corp. is the Distributor for the Fund and is responsible for the sale and distribution of shares to individual shareholders, broker-dealers and investment advisers. Mr. Navellier is 100% owner of the Distributor.

ACCOUNT POLICIES
-----------------------------------------------------------------
   Here are some important details to know before investing in any of the
   Portfolios:

     HOW WE PRICE SHARES.

     Shares are priced at net asset value (NAV). The net asset value is calculated by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the number of outstanding shares.

     WHEN SHARES ARE PRICED.

     NAV calculations are made once each day, after the close of trading (4:00 p.m. Eastern Time). Shares are not priced on any national holidays or other days when the New York Stock Exchange (NYSE) is closed.

     IMPORTANT INFORMATION ABOUT FOREIGN STOCK TRADES.

     Foreign stock trades may occur on days when the NYSE is closed. As a result, share values may change when you are unable to buy or sell shares.

     NOTIFICATION OF CHANGES.

     You will be notified of any significant changes to the Portfolio(s) in writing at least 90 days before the changes take effect.

     WHEN STATEMENTS ARE SENT.

     We will send you an account statement at least quarterly.

UNDERSTANDING EARNINGS
-----------------------------------------------------------------
   The Portfolios may pay you dividends or distributions. Here are some specifics about these earnings:

     THREE KINDS OF DIVIDENDS.

     Dividends paid to you could be:

    - Dividends or interest earned by shares of the stocks in the Portfolio;

    - Capital gains earned by selling shares of stocks at a profit;

    - A return of capital (a repayment of the money you invested).

     WHEN DIVIDENDS AND DISTRIBUTIONS ARE PAID.

     Each Portfolio will distribute all of its net investment income and net realized capital gains (if any) once a year, usually in December.

     YOUR CHOICE: SHARES OR CASH.

     You may choose to receive dividends or distributions in one of two ways:

    - We will automatically reinvest your dividends and distributions in additional shares of the Portfolio, priced at the net asset value, unless you ask to be paid in cash. We have the right to alter this policy as long as we notify you at least 90 days before the record date for a dividend or distribution; or

    - To be paid in cash, you must notify us in writing. Cash payments will be made by check, mailed to the same address as statements and confirmations, unless you instruct us otherwise in writing.

     WHO RECEIVES A DIVIDEND.

     You are entitled to a dividend or distribution if you buy shares before the close of business (4 p.m. Eastern Time) on the record date (the day the dividend or distribution is declared). Each Portfolio has the right to use this money until the date of payment to you.

UNDERSTANDING TAXES
-----------------------------------------------------------------
   Distributions received in cash or additional shares of a Portfolio may be subject to federal income tax. The following are general rules concerning the tax consequences of investing in the Navellier Millennium Funds Portfolios. Be sure to consult your tax advisor about the specific tax implications of your investments.

     TAX CONSEQUENCES OF DIVIDENDS.

     Your dividends are taxable in the following ways:

    - Dividends, short-term capital gain distributions and interest earned by a Portfolio are taxable to you as ordinary income.

    - Capital gain distributions are taxable as capital gains, regardless of how long you have held the shares. When you sell or exchange shares you will realize a capital gain or loss, depending on the difference between what your shares cost you and what you receive for them. A capital gain or loss will be long-term or short-term, depending on the length of time you held the shares.

    - A return of capital is not taxable to you.

     WHEN DIVIDENDS ARE TAXABLE.

     Dividends are taxable in the year they are declared. You could, therefore, receive a dividend payment in January that is taxable in the previous year because it was declared in the previous year.

     TAX EXCEPTIONS.

     Dividends will not be taxable in the year they are paid if a Portfolio is being held in a tax-advantaged account, such as an IRA.

     GAINS AND LOSSES.

     If you sell or exchange shares, you will usually receive either a gain or a loss (based on the difference between what you paid for the shares and the price at which you sold or exchanged them). These gains and losses may be subject to federal income tax, are usually treated as capital gains, and will be either long-term or short-term depending on how long you held the shares.

     REPORTING.


     You must report all dividends and redemptions. You may be subject to a 31% backup withholding, as required by law. (See the application.) This amount will be credited against your federal income tax liabilities.


     STATE AND LOCAL TAXES.

     Dividends may be subject to state and local taxes.

--------------------------------------------------------------------------------
BE CAREFUL: TIMING CAN MAKE A DIFFERENCE.
CAPITAL GAINS AND DIVIDENDS REDUCE THE NET ASSET VALUE (NAV) OF EACH PORTFOLIO SHARE. BEFORE BUYING SHARES, BE AWARE WHEN DIVIDENDS, INCLUDING CAPITAL GAINS DISTRIBUTIONS, ARE EXPECTED TO BE PAID. IF THEY ARE PAID SHORTLY AFTER YOU PURCHASE SHARES, THE VALUE OF YOUR SHARES WILL BE REDUCED AND THE DIVIDEND OR DISTRIBUTION WILL BE TAXABLE TO YOU, EVEN THOUGH THE ACCOUNT WILL HAVE THE SAME VALUE BEFORE AND AFTER THE DISTRIBUTION.
--------------------------------------------------------------------------------

HOW TO BUY, SELL, AND EXCHANGE SHARES
-----------------------------------------------------------------
   Here are some general rules to consider:

     THREE WAYS TO PLACE ORDERS.

     You may place an order with:

    - one of our selected broker-dealers.

    - the Distributor, Navellier Securities Corp.; or

    - the Transfer Agent, Rushmore Trust & Savings, FSB.

     CHOOSING A SHARE CLASS

     Each Portfolio provides investors with the option of purchasing shares in the following ways:

CLASS A SHARES
    Offered at net asset value plus a maximum sales charge of 4.95% of the offering price and subject to a 0.25% Rule 12b-1 distribution fee. Reduced sales charges apply to purchases of $50,000 or more. Class A shares purchased at net asset value are subject to a contingent deferred sales charge where the purchase is for $1 million or more and the shares are sold within 18 months of when you bought them.

     PUBLIC OFFERING PRICE

     INCLUDING SALES CHARGE

                                                                                      FRONT END
                                                FRONT-END      AMOUNT RETAINED BY    SALES CHARGE
                                               SALES CHARGE      DEALERS AS A %       AS A % OF
                                                AS A % OF          OF OFFERING        NET AMOUNT
AMOUNT OF PURCHASE                            OFFERING PRICE          PRICE            INVESTED
-------------------------------------------------------------------------------------------------
Less than $50,000...........................      4.95%             4.95%(1)           5.21%
$50,000 or more but less than $100,000......      4.50%             4.50%(1)           4.71%
$100,000 or more but less than $250,000.....      3.50%             3.50%(1)           3.63%
$250,000 or more but less than $500,000.....      3.00%             3.00%(1)           3.09%
$500,000 or more but less than $1 million...      2.00%             2.00%(1)           2.04%
$1 million and over.........................         0%                0%                 0%

(1) The Dealer's retention of 100% of the sales load could result in the Dealer being deemed a statutory underwriter.

     WAYS TO REDUCE SALES CHARGES FOR CLASS A SHARES

       There are three ways you can reduce your front-end sales charges.

    1.  TAKE ADVANTAGE OF PURCHASES YOU'VE ALREADY MADE
       Rights of accumulation let you combine the value of all the Class A shares you already own with your current investment to calculate your sales charge.

    2.  TAKE ADVANTAGE OF PURCHASES YOU INTEND TO MAKE
       By signing a non-binding letter of intent, you can combine investments you plan to make over a 13-month period to calculate the sales charge you'll pay on each investment.

    3.  BUY AS PART OF A GROUP OF INVESTORS:
       You can combine your investments with others in a recognized group when calculating your sales charge. The following is a general list of the groups Navellier recognizes for this benefit:

         - you, your spouse and your children under the age of 21

         - a trustee or fiduciary for a single trust, estate or fiduciary account (including qualifying pension, profit sharing and other employee benefit trusts)

     WAYS TO ELIMINATE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES

       You may not have to pay front-end sales charges or a contingent deferred sales charge (CDSC) if you are:

    1. an active or retired trustee, director, officer, partner or employee (including immediate family) of:

         - Navellier or Rushmore or of any of its affiliated companies

         - any Navellier or Rushmore affiliated investment company

         - a dealer that has a sales agreement with the distributor

    2. a trustee or custodian of any qualified retirement plan or IRA established for the benefit of anyone in the point above.

    3. a dealer, broker or registered investment adviser who has entered into an agreement with the distributor or the Fund providing for the use of shares of the funds in particular investment products such as "wrap account" or other similar managed accounts for the benefit of your clients.

CLASS B SHARES
    Offered at net asset value without an initial sales charge, but subject to an annual 1.00% Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 5% to zero on certain redemptions made within seven years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) eight years after purchase.

     PUBLIC OFFERING PRICE
     Net asset value per share without any sales charge at the time of purchase.

CLASS C SHARES
    Offered at net asset value without an initial sales charge, but subject to an annual 1.00% Rule 12b-1 distribution fee and a 1% contingent deferred sales charge on redemptions made within one year of purchase. Class C shares do not convert into another class.

     PUBLIC OFFERING PRICE
     Net asset value per share without any sales charge at the time of purchase.

CONTINGENT DEFERRED SALES CHARGE - ALL CLASSES
    We deduct a CDSC from the proceeds when you sell shares as indicated below. A CDSC is charged on the current market value of the shares, or on the price you paid for them, whichever is less. You aren't charged a CDSC on shares you acquired by reinvesting your dividends, or on amounts representing appreciation.

    When you ask us to sell shares, we will sell those that are exempt from the CDSC first, and then sell the shares you have held the longest. This helps keep your CDSC as low as possible.

     CLASS A SHARES
     There is generally no CDSC on Class A shares, except as set forth below, for purchases of $1 million or more, when you sell them within 18 months of when you bought them.

YOUR INVESTMENT                                               CDSC ON SHARES BEING SOLD
---------------------------------------------------------------------------------------
First $1,000,000 to $2,499,999..............................            1.00%
$2,500,000 to $4,999,999....................................            0.50%
$5,000,000 and over.........................................            0.25%

     CLASS B AND CLASS C SHARES

YEARS AFTER YOU BOUGHT THE SHARES                             CLASS B CHARGE    CLASS C CHARGE
----------------------------------------------------------------------------------------------
1st year....................................................       5.0%              1.0%
2nd year....................................................       4.0%               --
3rd year....................................................       4.0%               --
4th year....................................................       3.0%               --
5th year....................................................       2.0%               --
6th year....................................................       1.0%               --
7th year....................................................        --                --

     WHEN THE CDSC WILL BE WAIVED

     We will waive the CDSC for Class B and Class C shares if:

    - the shareholder dies or becomes disabled and the shares are redeemed within one (1) year of the shareholder's death or disability

    - you're selling shares of a retirement plan and you are over 70 1/2 years old

    - you're exchanging Class B or Class C shares for the same class of shares of another Navellier Millennium Funds portfolio

    - you fall into any of the waiver categories listed above under "Ways to Reduce Sales Charges For Class A Shares" or "Ways to Eliminate Sales Charges or Contingent Deferred Sales Charges"

    The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing appreciation, then from reinvested dividends and then from the earliest purchase of shares. The Distributor receives any contingent deferred sales charge directly.

    When placing orders, investors must specify which Portfolio(s) he/she is investing in, and whether the order is for Class A, Class B or Class C shares. Each class of shares represents interests in the same portfolio of investments of the Fund.

    The decision as to which class to choose depends on a number of factors, including the amount and intended length of the investment. Investors that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. For more information about the three sales arrangements, consult your financial representative. Be aware that financial services firms may receive different compensation depending upon which class of shares they sell.

     CONVERSION FEATURE - CLASS B SHARES

     Class B shares of a Portfolio will automatically convert to Class A shares of the same Portfolio eight years after issuance on the basis of the relative net asset value per share. Shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro-rata basis.

     RULE 12b-1 PLAN

     The Fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of each of the Class A, Class B and Class C shares that are used by the transfer agent to pay for distribution and other services provided to shareholders of those classes. Seventy-five percent (75%) of the 12b-1 fee shall be paid for distribution activities and Twenty-five percent (25%) for shareholder services. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers. Investors may also be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. The 12b-1 fees charged may exceed the actual costs of distribution and/or service.

     PURCHASE MINIMUMS

     You may buy the Navellier Millennium Funds for:

    - an initial amount of at least $2,000 per Portfolio (at least $500 per Portfolio for an IRA or other tax qualified retirement plan); and,

    - additional investments of at least $100 per Portfolio.

     MINIMUM ACCOUNT BALANCES

     Accounts of less than $2,000 per Portfolio ($500 per Portfolio for IRAs) are expensive to maintain. Therefore, if you sell an amount of shares that brings your account balance below the minimum, we may ask you to add to the account to raise it above the minimum. If, 30 days later, the balance is still below the minimum, we have the right to sell the shares and close the account without your consent. (We will not close accounts if the balance falls because of market fluctuations.)

     PRICING.


     You receive the next Public Offering Price (POP) calculated after your properly completed order is received.


     DIVIDENDS.

     You will be credited with dividends for shares on the day you purchase them, but you will not be credited with dividends for shares on the day you sell them.

     WHEN YOU RECEIVE YOUR MONEY.

     You may instruct us to deposit the proceeds of a sale into your Rushmore money market account, or to mail the proceeds. Normally, we will mail your check within seven days of the redemption. If you sell all your shares, you will receive an amount equal to the total value of the shares plus all declared but unpaid dividends. If you buy shares by check and sell them within the next 15 days, we may delay paying you until after the 15th day from the purchase date or until the check clears, whichever occurs first. You can avoid this delay if you wire money to buy shares.

     TELEPHONE ORDERS.

     The Fund and their transfer agent will not be responsible for the authenticity of phone instructions or any losses, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are authentic. These procedures include recording telephone instructions for transactions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record of such telephone transactions. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

     CHANGING THE TERMS.

     We can change any of the methods of buying or selling after giving you 30 days written notice.

     EXCHANGING SHARES

     You may instruct us to exchange shares in one Portfolio for shares of the same class in another Portfolio (unless your state doesn't allow exchanges). We will do this by selling the shares in one Portfolio and buying shares in another. There are certain limitations:

    - The amount must be at least $2,000 ($500 for IRAs) if you're exchanging into a Portfolio for the first time; or $100 if you have already bought shares in that Portfolio.

    - You may make only one exchange within any 30-day period.
    - You may make up to 10 exchanges per year; after the fifth one, there will be a $5 fee per exchange.
    - You will continue to be subject to the same CDSC to which your exchanged shares were subject when they were exchanged.
BUYING SHARES
    BY MAIL
    FILL OUT AN APPLICATION. Complete an application naming the Portfolio or Portfolios in which you are investing and which class (A, B or C) of that Portfolio's shares you are purchasing and how much money is to be invested in each.
    WRITE A CHECK. Make the check payable to "The Navellier Millennium Funds." SEND THE CHECK AND APPLICATION. Mail the check and application to:
    The Navellier Millennium Funds
    c/o Rushmore Trust and Savings, FSB
    4922 Fairmont Avenue
    Bethesda, MD 20814

    Once your check and properly completed application are received, your shares will be bought at the next determined public offering price. For example, if we receive your check after 4 p.m. Eastern time, the purchase will be made based on the shares' public offering price of the next trading day. If additional information is required, your application will be considered incomplete until we have received it.

    PLEASE NOTE: No foreign checks are accepted.
    BY WIRE

    Please call our Transfer Agent (Rushmore Trust and Savings) at 1-800-622-1386 or 1-301-657-1510 and tell us the amount you wired and the bank sending the wire. If it is a new account, you must also obtain a Navellier Account number first.

    CALL YOUR BANK. Tell your bank to send wiring instructions including:
    - the Portfolio or Portfolios in which you are investing, which class of the Portfolio's shares you are purchasing, and how much is to be invested in each;
    - your Navellier account number;
    - the order number (if available);
    - your name.
    GIVE THE BANK WIRING INSTRUCTIONS. Send the wire transfer to:

    Rushmore Trust Federal Savings Bank
    Bethesda, MD
    Routing number 0550 71084
    For account of: The Navellier Millennium Funds
    Account number: 029385770

    PLEASE NOTE: You are responsible for any wiring charges from your bank. If we purchase shares based on your wiring instructions and have to cancel the purchase because your wire is not received, you may be liable for any loss the Portfolio may incur.

    BY AUTOMATIC PLAN


    MAKE MONTHLY PURCHASES. You may make automatic monthly purchases of Portfolio shares directly from your bank account. Simply complete the automatic Investment Program section of the application authorizing your bank to transfer money from your checking account to Rushmore Savings and Trust. This is a free service, and you may discontinue it at any time.


SELLING OR EXCHANGING SHARES

    BY MAIL

    SEND THE FOLLOWING INFORMATION. Send a written request including the:

    - name of the Portfolio;

    - account name and number;

    - exact names of each registered account owner;

    - number or dollar amount of shares to be sold (or that all shares are to be sold). If the shares are subject to a CDSC, a portion of the sale proceeds will be deducted to pay the CDSC. If the shares are exchanged, the CDSC, if any, then applicable to the exchanged shares will be transferred to the shares received in the exchange.

    The mailing address is:
    The Navellier Millennium Funds
    c/o Rushmore Trust & Savings, FSB
    4922 Fairmont Avenue
    Bethesda, MD 20814

    BY PHONE

    MAKE A PHONE CALL. Call Rushmore Trust & Savings at 1-800-622-1386 by 4 p.m. Eastern Time to have your shares sold that day.

    HAVE YOUR INFORMATION READY. Provide the proper personal identification information requested of you. We reserve the right to refuse the order if we cannot reasonably confirm the authenticity of the instructions.

    BY AUTOMATIC PLAN


    MAKE REGULAR WITHDRAWALS. If you have a total of $25,000 or more invested in The Navellier Millennium Funds, you may instruct us to make monthly, quarterly, or annual payments of any amount above $1,000 to anyone you name. Sales may be subject to a CDSC. Contact Rushmore Trust & Savings to arrange this service.


BUYING OR SELLING THROUGH SELECTED BROKER-DEALERS

    You may buy or sell shares through selected broker-dealers. The shares will be bought at the next determined Public Offering Price (POP) after receiving the order. If you think an order should have been delivered to us before 4 p.m. Eastern time but it was not, you must resolve the issue directly with your broker-dealer. The broker-dealer is responsible for sending your order in promptly.

HOW DEALERS ARE COMPENSATED
    Dealers are paid in two ways for selling shares of the Navellier Millennium
    Funds:

     THEY RECEIVE A COMMISSION WHEN YOU BUY SHARES

     The amount of commission depends on the amount you invest and the share class you buy. Sales commissions are detailed in the chart below.

    * CLASS A INVESTMENTS (% OF OFFERING PRICE)

                                                               COMMISSION             AMOUNT
                                                        RECEIVED BY DEALERS OUT     PAID BY THE
                                                        OF SALES CHARGES YOU PAY    DISTRIBUTOR
-----------------------------------------------------------------------------------------------
Less than $50,000.....................................           4.95%                   --
$50,000 or more but less than $100,000................           4.50%                   --
$100,000 or more but less than $250,000...............           3.50%                   --
$250,000 or more but less than $500,000...............           3.00%                   --
$500,000 or more but less than $1 million.............           2.00%                   --
$1,000,000 to $2,499,999..............................             --                  1.00%
$2,500,000 to $4,999,999..............................             --                  0.50%
$5,000,000 and over...................................             --                  0.25%

     * CLASS B INVESTMENTS

    Receive 4% of the sale price from the Distributor at the time of the sale consisting of 3.75% from the initial sales charge and 0.25% as an advance payment of the first year's 12b-1 fee allocable to shareholder services. In the second year and each year thereafter that the shares are held, the dealer receives an annual 12b-1 fee of 0.25% payable periodically commencing on the first day of the 2nd month of the year.

    * CLASS C INVESTMENTS


    In the first year, the dealers receive 1% of the sale price from the Distributor consisting of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year's 0.25% 12b-1 fee. In the second year and annually thereafter, the dealers receive only the 12b-1 fee.


     THEY ARE PAID A FEE BY THE DISTRIBUTOR FOR SERVICING YOUR ACCOUNT

     They receive a service fee depending on the average net asset value of the class of shares their clients hold in Navellier funds. These fees are paid from the 12b-1 fee deducted from each fund class. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. The 12b-1 fee charged may exceed the actual cost of distribution and or service. You'll find the 12b-1 fees listed elsewhere in this prospectus.

NEED TO KNOW MORE?
-----------------------------------------------------------------
THE NAVELLIER MILLENNIUM FUNDS
    Additional information is available free of charge in the Annual/Semi-Annual Report and the Statement of Additional Information (SAI). In our Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. The SAI is incorporated by reference (legally considered part of this document). Documents will be sent within three business days of receipt of request.

    The Navellier Millennium Funds
    c/o Navellier Securities Corp.
    One East Liberty, Third Floor
    Reno, Nevada 89501
    1-800-887-8670
    Internet address: http://www.navelliertop20.com

    The Fund and its investment advisor and principal underwriter have adopted codes of ethics which prohibit Fund personnel from investing in securities that may be purchased or held by the Fund.

    Information about the Fund (including the SAI and codes of ethics) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund including information about the codes of ethics are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

    SEC File Number - 811-08995

                                     PART B

                         THE NAVELLIER MILLENNIUM FUNDS


                       STATEMENT OF ADDITIONAL INFORMATION

                            DATED SEPTEMBER 5, 2000




     This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Prospectus of The Navellier Millennium Funds (the "Fund"), dated September 5, 2000, a copy of which Prospectus may be obtained, without charge, by contacting the Fund, at its mailing address c/o Navellier Securities, Corp., One East Liberty, Third Floor, Reno, Nevada 89501; Tel: 1-800-887-8670.


                                  TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY. . . . . . . . . . . . . . . . . . . ..1

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . ..1

TRUSTEES AND OFFICERS OF THE FUND. . . . . . . . . . . . . . . . . . ..7

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . ..9

THE INVESTMENT ADVISOR, DISTRIBUTOR,
  CUSTODIAN AND TRANSFER AGENT . . . . . . . . . . . . . . . . . . . ..9

BROKERAGE ALLOCATION AND OTHER PRACTICES . . . . . . . . . . . . . . .13

CAPITAL STOCK AND OTHER SECURITIES . . . . . . . . . . . . . . . . . .15

PURCHASE, REDEMPTION, AND PRICING OF SHARES. . . . . . . . . . . . . .16

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19

UNDERWRITERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22

CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . .23

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .24

APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                           GENERAL INFORMATION AND HISTORY

     The Fund is a business trust company organized under the laws of the State of Delaware on September 4, 1998.


                      INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVE AND POLICIES OF THE NAVELLIER TOP 20 PORTFOLIO


The investment objectives and policies of this Portfolio are described in the Prospectus. The general policies, discussed below, supplement the information contained in the Prospectus.



INVESTMENT  OBJECTIVE  AND  POLICIES  OF   THE  NAVELLIER  INTERNATIONAL  GROWTH
PORTFOLIO


The investment objectives and policies of this Portfolio are described in the Prospectus. The general policies, discussed below, supplement the information contained in the Prospectus.


INVESTMENT OBJECTIVE AND POLICIES OF THE NAVELLIER LARGE CAP PORTFOLIO


The investment objectives and policies of this Portfolio are described in the Prospectus. The general policies, discussed below, supplement the information contained in the Prospectus.


INVESTMENT OBJECTIVE AND POLICIES OF THE NAVELLIER ALL CAP GROWTH PORTFOLIO


The investment objectives and policies of this Portfolio are described in the Prospectus. The general policies, discussed below, supplement the information contained in the Prospectus.

OTHER INVESTMENTS

     While under normal circumstances each Portfolio will invest at least 65% of its total assets in equity securities, each Portfolio may, for temporary defensive purposes or to maintain cash or cash equivalents to meet anticipated redemptions, also invest in debt securities and money market funds if, in the opinion of the Investment Advisor, such investment will further the cash needs or temporary defensive needs of each Portfolio. In addition, when the Investment Advisor feels that market or other conditions warrant it, for temporary defensive purposes, each Portfolio may retain cash or invest all or any portion of its assets in cash equivalents, including money market mutual funds. Under normal conditions, each Portfolio's holdings in such non-equity securities should not exceed 35% of the total assets of the Portfolio. If a Portfolio's assets, or a portion thereof, are retained in cash or money market funds or money market mutual funds, such cash will, in all probability, be deposited in interest-bearing or money market accounts or Rushmore's money market mutual funds. Rushmore Trust & Savings, FSB is also the Fund's Transfer Agent and Custodian. Cash deposits by the Fund in interest bearing instruments issued by Rushmore Trust & Savings ("Transfer Agent") will only be deposited with the Transfer Agent if its interest rates, terms, and security are equal to or better than could be received by depositing such cash with another savings institution. Money market investments have no FDIC protection and deposits in Rushmore Trust & Savings accounts have only $100,000 protection.


     It is anticipated that all of the Portfolios' investments in corporate debt securities (other than commercial paper) and preferred stocks will be represented by debt securities and preferred stocks which have, at the time of purchase,  a rating  within the four  highest  grades as  determined  by Moody's
Investors Service, Inc. (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB; securities which are rated BBB/Baa have speculative characteristics). Although investment-quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities. In the event the rating of a debt security or preferred stock in which a Portfolio has invested drops below investment grade, the Portfolio will promptly dispose of such investment. When interest rates go up, the market value of debt securities generally goes down and long-term debt securities tend to be more volatile than short term debt securities.


     In determining the types of companies which will be suitable for investment by a Portfolio, the Investment Advisor will screen over 9,000 stocks and will take into account various factors and base its stock selection on its own model portfolio theory concepts to select from the twenty stocks which have the highest ranking based on the Investment Advisor's analysis. The current Portfolios invest primarily in what the Investment Advisor believes are undervalued common stocks believed to have long-term appreciation potential. Stocks are selected on the basis of an evaluation of factors such as earnings growth, expanding profit margins, market dominance and/or factors that create the potential for market dominance, sales growth, and other factors that indicate a company's potential for growth or increased value. There are no limitations on the Navellier Top 20 Portfolio as to the type, operating history, or dividend paying record of companies or industries in which this Portfolio may invest; the principal criteria for investment is that the securities provide opportunities for capital growth and that they rank in the Investment Advisor's Top 20 highest rated investment opportunities at the time the Investment Advisor makes its analysis. The Navellier International Growth Portfolio will invest in foreign stocks and ADRs. There is no restriction on their market capitalization. The Navellier Large Cap Growth Portfolio will invest primarily in stocks of fast growing companies that offer innovative products, services or technologies. The Navellier All Cap Growth Portfolio will invest in inefficiently priced growth and value stocks with superior returns compared to risks. Our Investment Advisor will analyze the stocks of each Portfolio at least monthly. Each Portfolio will invest up to 100% of its capital in equity securities selected for their growth or value potential. The Investment Advisor will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum.


LACK OF OPERATING HISTORY AND EXPERIENCE


     The Navellier Top 20 Portfolio went effective September 30, 1998. The Navellier International Growth Portfolio, the Navellier Large Cap Growth Portfolio and the Navellier All Cap Growth Portfolio were organized June 30, 2000. The Investment Advisor was organized on May 28, 1993. Although the Investment Advisor sub-contracts a substantial portion of its responsibilities for administrative services of the Fund's operations to various agents, including the Transfer Agent and the Custodian, the Investment Advisor still has overall responsibility for the administration of each of the Portfolios and oversees the administrative services performed by others as well as servicing customer's needs and, along with each Portfolio's Trustees, is responsible for the selection of such agents and their oversight. The Investment Advisor also has overall responsibility for the selection of securities for investment for each of the Portfolios.


     Louis Navellier, the owner of the Investment Advisor, is also the owner of another investment advisory firm, Navellier & Associates Inc., which presently manages over $4.5 billion in investor funds. Louis Navellier, the owner of the Investment Advisor, is also the owner of another investment advisory firm, Navellier Fund Management, Inc., and owns other investment advisory entities which manage assets and/or act as sub-advisors, all of which firms employ the same basic modern portfolio theories and select many of the same over-the-counter stocks and other securities which the Investment Advisor intends to employ and invest in while managing the Portfolios of the Fund. Because many of the over-the-counter and other securities which the Investment Advisor intends to, or may, invest in have a smaller number of shares available to trade than more conventional companies, lack of shares available at any given time may result in one or more of the Portfolios of the Fund not being able to purchase or sell all shares which the Investment Advisor desires to trade at a given time or period of time, thereby creating a potential liquidity problem which could adversely affect the performance of the Fund Portfolios. Since the Investment Advisor will be trading on behalf of the various Portfolios of the Fund in some or all of the same securities at the same time that Navellier & Associates Inc., Navellier Fund Management, Inc. and other Navellier controlled investment entities are trading, the potential liquidity problem could be exacerbated. In the event the number of shares available for purchase or sale in a security or securities is limited and therefore the trade order cannot be fully executed at the time it is placed, i.e., where the full trade orders of Navellier & Associates Inc., Navellier Fund Management, Inc., and other Navellier controlled investment entities and the Fund cannot be completed at the time the order is made, Navellier & Associates, Inc., and the other Navellier controlled investment entities and the Investment Advisor will allocate their purchase or sale orders in proportion to the dollar value of the order made by the other Navellier entities, and the dollar value of the order made by the Fund. For example, if Navellier & Associates Inc., and Navellier Fund Management, Inc., each place a $25,000 purchase order and Investment Advisor on behalf of the Fund places a $50,000 purchase order for the same stock and only $50,000 worth of stock is available for purchase, the order would be allocated $12,500 each of the stock to Navellier & Associates Inc., and Navellier Fund Management, Inc., and $25,000 of the stock to the Fund. As the assets of each Portfolio of the Fund increase the potential for shortages of buyers or sellers increases, which could adversely affect the performance of the various Portfolios. While the Investment Advisor generally does not anticipate liquidity problems (i.e., the possibility that the Portfolio cannot sell shares of a company and therefore the value of those shares drops) unless the Fund has assets in excess of two billion dollars (although liquidity problems could still occur when the Fund has assets of substantially less than two billion dollars), each investor is being made aware of this potential risk in liquidity and should not invest in the Fund if he, she, or it is not willing to accept this potentially adverse risk, and by investing, acknowledges that he, she or it is aware of the risks.


     An investment in shares of a Portfolio involves certain speculative considerations. There can be no assurance that the Portfolio's objective will be achieved or that the value of the investment will increase. Each Portfolio intends to comply with the diversification and other requirements applicable to regulated investment companies under the Internal Revenue Code.


     INVESTMENT   POLICIES.   The  following  general  policies  supplement  the
information contained in the Prospectus. Also following are other types of investments in which each Portfolio may invest.

     CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing, negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

     TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

     BANKER'S ACCEPTANCES. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

     COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

     CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become liquid and can sometimes be traded as money market securities.

     UNITED STATES GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have a maturity of greater than five years.

     Agencies of the United States government which issue or guarantee obligations include, among others, export-import banks of the United States, Farmers' Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, the Defense Security Assistance Agency of the Department of Defense, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, the Federal National Mortgage Associates, Federal Intermediate Credit Banks, Banks for Cooperatives, and the United States Postal Service. Some of the securities are supported by the full faith and credit of the United States government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

     STOCK INDEX FUTURES. A stock index futures contract (an "Index Future") is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

LOANS OF PORTFOLIO SECURITIES

     The Fund may lend its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities passed to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Investment Advisor to be of relatively high credit standing.

INVESTING IN SECURITIES OF FOREIGN ISSUERS

     Investments in foreign securities (those which are traded principally in markets outside of the United States), particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those countries. The securities of some foreign issuers and securities traded principally in foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. issuers and securities traded principally in U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than those charged in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities traded principally in foreign securities markets.

     The risks of investing in foreign securities may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. Prices of securities of companies in emerging markets can be significantly more volatile than prices of securities of companies in the more developed nations of the world, reflecting the greater uncertainties of investing in less developed markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Consequently, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Also, such local markets typically offer less regulatory protections for investors.

     While to some extent the risks to the Portfolio of investing in foreign securities may be limited, since the Portfolio may not invest more than 25% of its net asset value in such securities and the Portfolio may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.

     The Investment Advisor will use the same basic selection criteria for investing in foreign securities as it uses in selecting domestic securities as described in the Prospectus.

     INVESTMENT RESTRICTIONS. The Fund's fundamental policies as they affect a Portfolio cannot be changed without the approval of a vote of a majority of the outstanding securities of such Portfolio. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the matter. Such a majority is defined as the lesser of (a) 67% or more of the voting shares of the Fund present at a meeting of shareholders of the Portfolio, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions (except the percentage restrictions on borrowing and illiquid securities -- which percentage must be complied with) and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

     The following investment restrictions are fundamental policies of the Fund with respect to each Portfolio and may not be changed except as described above. Each Portfolio may not:


     1. Purchase any securities or other property on margin; PROVIDED, HOWEVER, that each Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.


     2. Make cash loans, except that each Portfolio may purchase bonds, notes, debentures, or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not.


     3. Make securities loans, except that each Portfolio may make loans of the portfolio securities of the Portfolio, provided that the market value of the securities subject to any such loans does not exceed 33-1/3% of the value of the total assets (taken at market value) of the Portfolio.


     4. Make investments in real estate or commodities or commodity contracts, including futures contracts, although each Portfolio may purchase securities of issuers which deal in real estate or commodities although this is not a primary objective of the Portfolio.


     5. Invest in oil, gas, or other mineral exploration or development programs, although each Portfolio may purchase securities of issuers which engage in whole or in part in such activities.

     6.  Purchase   securities  of  companies  for  the  purpose  of  exercising management or control.

     7. Participate in a joint or joint and several trading account in securities.

     8. Issue senior securities or borrow money, except that each Portfolio may (i) borrow money only from banks for the Portfolio for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests, that might otherwise require the untimely disposition of securities, provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of the Portfolio, and (ii) borrow money only from banks for the Portfolio for investment purposes, provided that (a) after each such borrowing, when added to any borrowing described in clause (i) of this paragraph, there is an asset coverage of at least 300% as defined in the Investment Company Act of 1940, and (b) is subject to an agreement by the lender that any recourse is limited to the assets of the Portfolio. As an operating policy, the Portfolio may not invest in portfolio securities while the amount of borrowing of the Portfolio exceeds 5% of the total assets of the Portfolio.


     9. Pledge, mortgage, or hypothecate the assets of the Portfolio to an extent greater than 10% of the total assets of the Portfolio to secure borrowings made pursuant to the provisions of Item 8 above.

     10. Purchase for each Portfolio "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933), if, as a result of such purchase, more than 10% of the net assets (taken at market value) of the Portfolio would then be invested in such securities nor will any Portfolio invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of the Portfolio would be invested in either illiquid or unseasoned securities.

     11. Invest more than 10% of each Portfolio's assets in the securities of any single company or 25% or more of such Portfolio's total assets in a single industry.


     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions, except as to the 5%, 10% and 300% percentage restrictions on borrowing specified in Restriction Number 8 above.


     PORTFOLIO TURNOVER. Each Portfolio has an expected annual rate of portfolio turnover which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater expenses to the Portfolio, including brokerage commission expenses, dealer mark-ups, and other transaction costs on the sale of securities, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of such Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatment. The Navellier Top 20 Portfolio's actual turnover rate for 1999 was 235%. The Fund will attempt to limit the annual portfolio turnover rate of each Portfolio to 300% or less, however, this rate may be exceeded if in the Investment Advisor's discretion securities are or should be sold or purchased in order to attempt to increase the Portfolio's performance.
In Wisconsin an annual portfolio turnover rate of 300% or more is considered a speculative activity and under Wisconsin statutes could involve relatively greater risks or costs to the Fund.


            TRUSTEES AND OFFICERS OF THE FUND



                             POSITION(S) HELD WITH                   PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS             REGISTRANT AND ITS AFFILIATES           DURING PAST FIVE YEARS
- - ----------------             -----------------------------           ----------------------

Louis Navellier(1)           Trustee and President of the            Mr. Navellier is and has been
One East Liberty             Navellier Millennium Funds.             the CEO and President of Navellier
Third Floor                  Trustee and President of The            & Associates Inc., an investment
Reno, NV 89501               Navellier Performance Funds.            management company since 1988;
Age: 42                      Mr. Navellier is also the CEO,          CEO and President of Navellier
                             President, Secretary, and Treasurer     Management, Inc., an investment
                             of Navellier Management, Inc., a        management company since May 10,
                             Delaware corporation which is the       1993; CEO and President of Navellier
                             Investment Advisor to the Fund.         International Management, Inc.,


                                       7

                             Mr. Navellier is also CEO, President,   an investment management company,
                             Secretary, and Treasurer of Navellier   since May 10, of Navellier Securities
                             Securities Corp., the principal         Corp. since May 10, 1993; CEO and
                             underwriter of the Fund's shares.       President of Navellier Fund
                             1993; CEO and President                 Management, Inc., an investment
                                                                     management company, since November
                                                                     30, 1995; and has been publisher
                                                                     and editor of MPT Review from
                                                                     August 1987 to the present and was
                                                                     publisher and editor of the
                                                                     predecessor investment advisory
                                                                     newsletter OTC Insight, which he
                                                                     began in 1980 and wrote through
                                                                     July 1987.


Barry Sander                 Trustee of the Navellier                Currently retired as of December 1, 1998,
695 Mistletoe Rd., #2        Millennium Funds. He                    formerly he was the President and CEO of Ursa
Ashland, OR 97520            is also a Trustee of the                Major Inc., a stencil manufacturing firm
Age: 51                      Navellier Performance Funds             and had been for the past nine years.


Joel Rossman                 Trustee of the Navellier                Currently retired as of March 15, 1998.
6 Spanish Bay Court          Millennium Funds. He                    Formerly he was President and CEO of
Petaluma, CA 94954           is also a Trustee of the                Personal Stamp Exchange, Inc., a
Age: 50                      Navellier Performance Funds             manufacturer, designer and
                                                                     distributor of rubber stamp
                                                                     products. He had been President
                                                                     and CEO of Personal Stamp Exchange
                                                                     for the preceding 10 years.


Jacques Delacroix            Trustee of the Navellier                Professor of Business Administration,
University of                Millennium Funds. He                    Leavy School of Business, Santa Clara
Santa Clara                  is also a Trustee of the                University (1983-present)
Santa Clara, CA              Navellier Performance Funds
Age: 57


Arjen Kuyper(1)              Trustee and Treasurer                   Mr. Kuyper is and has been an operations
One East Liberty             of the Navellier Millennium             manager for Navellier & Associates, Inc.
Third Floor                  Funds. He is also Treasurer             since 1992 and operations manager
Reno, NV 89501               of the Navellier Performance            for Navellier Management, Inc.
Age: 43                      Funds                                   and for Navellier Securities Corp.,
                                                                     since 1993.

-------------------------------
(1) This person is an interested person affiliated with the Investment Advisor.


                                    OFFICERS

     The officers of the Fund are affiliated with the Investment Advisor and receive no salary or fee from the Fund. The Fund's disinterested Trustees are each compensated by the Fund with an annual fee, payable quarterly (calculated at an annualized rate), of $10,000. Each disinterested Trustee also receives $500 per meeting. The Trustees' fees may be adjusted according to increased responsibilities if the Fund's assets exceed two hundred million dollars. In addition, each disinterested Trustee receives reimbursement for actual expenses of attendance at Board of Trustees meetings.

     The Fund does not expect, in its current fiscal year, to pay aggregate remuneration in excess of $60,000 for services in all capacities to any (a) Trustee, (b) officer, (c) affiliated person of the Fund (other than the Investment Advisor), (d) affiliated person of an affiliate or principal underwriter of the Fund, or (e) all Trustees and officers of the Fund as a group.

     The Board of Trustees is permitted by the Fund's By-Laws to appoint an advisory committee which shall be composed of persons who do not serve the Fund in any other capacity and which shall have no power to dictate corporate operations or to determine the investments of the Fund. The Fund currently has no advisory committee.


------------------------------------------------------------------------------
                                  REMUNERATION TABLE
------------------------------------------------------------------------------
    Name                        Capacity In Which           Aggregate
                              Remuneration Received        Remuneration
                                                               From
                                                          Registrant and
                                                           Fund Complex
                                                         for the fiscal
                                                           year ended
                                                          December 31,
                                                                1999
------------------------------------------------------------------------------
    Louis G. Navellier         Trustee, President,            $  0.00
                           Chief Executive Officer,
                                  and Treasurer
------------------------------------------------------------------------------
    Barry Sander                    Trustee               $ 12,000.00
------------------------------------------------------------------------------
    Joel Rossman                    Trustee               $ 12,000.00
------------------------------------------------------------------------------
    Jacques Delacroix               Trustee               $ 12,000.00
------------------------------------------------------------------------------
    Arjen Kuyper                    Trustee               $      0.00
------------------------------------------------------------------------------


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     On September 3, 1998, in order to fulfill the requirements of Section 14(a) (1) of the Investment Company Act of 1940, one hundred percent (100%) of the issued and outstanding shares of the then only existing Portfolio of the Fund was purchased by Louis Navellier under a subscription agreement dated September 3, 1998. Such subscription for acquisition was made for an aggregate of $100,000 allocated 100% for the Navellier Top 20 Portfolio (to purchase 10,000 shares). Mr. Navellier is no longer a control peson.


                      THE INVESTMENT ADVISOR, DISTRIBUTOR,
                          CUSTODIAN AND TRANSFER AGENT

THE INVESTMENT ADVISOR


     Navellier Management, Inc. acts as the Investment Advisor to each Portfolio of the Fund. The Investment Advisor is registered as an investment adviser under the Investment Advisers Act of 1940. The
Investment Advisor is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment for the Portfolio. Pursuant to a separate Administrative Services Agreement, the Investment Advisor provides each Portfolio of the Fund with certain administrative services, including accounting and bookkeeping services and supervising the Custodian's
and Transfer Agent's activities and each Portfolio's compliance with its reporting obligations. The Investment Advisor may contract (and pay for out of its own resources including the administrative fee it receives) for the performance of such services to the Custodian, Transfer Agent, or others, and may retain all of its 0.25% administrative services fee or may share some or all of its fee with such other person(s). The Investment Advisor also provides each Portfolio of the Fund with a continuous investment program based on its investment research and management with respect to all securities and investments. The Investment Advisor will determine from time to time what securities and other investments will be selected to be purchased, retained, or sold by the various portfolios of the Fund.


     The Investment Advisor is owned and controlled by its sole shareholder, Louis G. Navellier (a 100% stockholder). Louis G. Navellier is an affiliated person of the Fund and is also the sole owner of the Distributor, Navellier Securities Corp. Louis Navellier is also the principal shareholder of Navellier & Associates Inc. Navellier & Associates, Inc. is registered as an investment adviser with the Securities and Exchange Commission. Louis Navellier is, and has been, in the business of rendering investment advisory services to significant pools of capital since 1987.


     For information regarding the Fund's expenses and the fees paid to the Investment Advisor see "Fees and Expenses of the Portfolio" in the Prospectus.


     (a)  THE INVESTMENT ADVISOR

     The offices of the Investment Advisor (Navellier Management, Inc.) are located at One East Liberty, Third Floor, Reno, Nevada 89501. The Investment Advisor began operation in May 1993 and advises this Fund and The Navellier Performance Funds.

          (i) The following individuals own the enumerated shares of outstanding stock of the Investment Advisor and, as a result, maintain control over the Investment Advisor:


                        Shares of Outstanding Stock   Percentage of
Name                    of the Investment Advisor     Outstanding Shares
----                    ---------------------------   ------------------
Louis G. Navellier                1,000                     100%

          (ii) The following individuals are affiliated with the Fund, the Investment Advisor, and the Distributor in the following capacities:



Name                         Position
----                         --------
Louis G. Navellier           Trustee and one of the Portfolio Managers
                             of the Fund; Director, CEO, President,
                             Secretary, and Treasurer of Navellier
                             Management, Inc.,; Director, President,
                             CEO, Secretary, and Treasurer of
                             Navellier Securities Corp.; Trustee and
                             one of the Portfolio Managers of The
                             Navellier Performance Funds.

Alan Alpers                  One of the Portfolio Managers of
                             The Navellier Performance Funds.


                                       10


Arjen Kuyper                Trustee and Treasurer of the Fund; Treasurer
                            of The Navellier Performance Funds; Operations
                            Manager for Navellier Management, Inc.


          (iii)The management fees payable to the Investment Advisor under the terms of the Investment Advisory Agreement (the "Advisory Agreement") between the Investment Advisor and the Fund are payable monthly and are based upon 1.00% of the average daily net assets of the Navellier Top 20 Portfolio. The Investment Advisor has the right, but not the obligation, to waive any portion or all of its management fee, from time to time.

     Navellier Management, Inc. was paid investment advisory fees for the Navellier Top 20 Portfolio in the following amount for the period ended December 31, 1999:


 Navellier Top 20 Portfolio
 ----------------------------------
 1999                                            $147,790
                                                  -------



     The investment Adviser has agreed to waive reimbursement of all or a portion of the expenses advanced by it on behalf of each Portfolio for the following years if total operating expenses exceed the following amounts:




Portfolio                             Expense Limit                Year(s)
Navellier Top 20 Portfolio
(Class A shares)                          1.5%                        2000

Navellier International Growth
Portfolio (Class A shares)                1.5%                        2000

Navellier Large Cap Growth
Portfolio (Class A shares)                1.5%                        2000

Navellier All Cap Growth
Portfolio (Class A shares)                1.5%                        2000


     During the period ended December 31, 1999, the Investment Advisor paid operating expenses of $162,185 for the Navellier Top 20 Portfolio. The
Navellier Millennium Funds may seek future reimbursement of all unreimbursed past expense incurred on behalf of the Fund. Under the operating expense agreement, the Adviser requested, and the Navellier Top 20 Portfolio reimbursed $36,947 of such expenses.

     Expenses not expressly assumed by the Investment Advisor under the Advisory Agreement are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund for the account of the applicable Portfolio, the major categories of which relate to taxes, fees to Trustees, legal, accounting, and audit expenses, custodian and transfer agent expenses, certain printing and registration costs, and non-recurring expenses, including litigation.

     The Advisory Agreement provides that the Investment Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its investors except for losses (i) resulting from the willful misfeasance, bad faith, or gross negligence on its part, (ii) resulting from reckless disregard by it of its obligations and duties under the Advisory Agreement, or (iii) a loss for which the Investment Advisor would not be permitted to be indemnified under the Federal Securities laws.

          (iv) Pursuant to an Administrative Services Agreement, the Investment Advisor receives an annual fee of .25% of the value of the assets under management and provides or is responsible for the provision of certain administrative services to the Fund, including, among others, the preparation and maintenance of certain books and records required to be maintained by the Fund under the Investment Company Act of 1940. The Administrative Services Agreement permits the Investment Advisor to contract out for all of its duties thereunder; however, in the event of such contracting, the Investment Advisor remains responsible for the performance of its obligations under the Administrative Services Agreement. The Investment Advisor has entered into an agreement with Rushmore Trust & Savings, FSB, to perform, in addition to custodian and transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Investment Advisor out of its fees or assets.

     In exchange for its services under the Administrative Services Agreement, the Fund reimburses the Investment Advisor for certain expenses incurred by the Investment Advisor in connection therewith but does not reimburse Investment Advisor (over the amount of 0.25% annual Administrative Services Fee) to reimburse it for fees Investment Advisor pays to others for administrative services. The agreement also allows Investment Advisor to pay to its delegate part or all of such fees and reimbursable expense payments incurred by it or its delegate.

     The Investment Advisory Agreement permits the Investment Advisor to act as investment adviser for any other person, firm, or corporation, and designates the Investment Advisor as the owner of the name "Navellier" or any use or derivation of the word Navellier. If the Investment Advisor shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Navellier" as part of its title may, solely at the Investment Advisor's option, be withdrawn.

     The Investment Advisor advanced the Fund's organizational expenses but agreed not to seek reimbursement of those expenses. The Fund has agreed to reimburse the Investment Advisor for other expenses (but not organizational expenses) it advances, without interest, by the end of the applicable Fund year, however the Investment Advisor can elect by the end of the applicable Fund year to waive reimbursement of some or all of such advances. No Portfolio shall be responsible for the reimbursement of more than its proportionate share of expenses.

    (b)  THE DISTRIBUTOR


     The Fund's Distributor is Navellier Securities Corp., a Delaware Corporation organized and incorporated on May 10, 1993. Navellier Securities Corp. is registered as a broker-dealer with the Securities Exchange Commission and National Association of Securities Dealers and the various states in which this Fund's securities will be offered for sale by Distributor and will be registered with such agencies and governments before any Fund shares are sold by it. The Fund's shares will be continuously distributed by Navellier Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to each Portfolio's Distribution Agreement. The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. The Distributor is responsible for any payments made to its registered representatives as well as the cost (in excess of the 12b-1 fee) of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with the distribution of shares of the Fund.


DISTRIBUTION PLAN


     THE DISTRIBUTION PLANS

     Each Portfolio has adopted Plans pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby such Portfolio compensates Distributor or others in the amount of 0.25% per annum of the average daily net assets of such Portfolio for the Class A shares and in the amount of 1.00% per annum of the average daily net assets for the Class B and Class C shares for expenses incurred and services rendered for the promotion and distribution of the shares of such Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of such Portfolio's Fund shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, amounts that such Portfolio pays to Distributor or others as a service fee to compensate such parties for personal services provided to shareholders of such Portfolio and/or the maintenance of shareholder accounts. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are paid pursuant to the distribution plan and distribution agreements entered into between such service providers and Distributor or the Portfolio directly. The 12b-1 Plans for such Portfolio also covers payments by the Distributor and Investment Advisor to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by such Portfolio within the context of Rule 12b-1. The payments under such 12b-1 Plans for such Portfolio are included in the maximum operating expenses which may be borne by such Portfolio. Payments under such 12b-1 Plans for such Portfolio may exceed actual expenses incurred by the Distributor, Investment Advisor or others.

     In addition to 12b-1 fees, investors may also be charged a transaction fee if they effect transactions in fund shares through a broker or agent.


    (c)  THE CUSTODIAN AND TRANSFER AGENT

     Rushmore Trust & Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland 20814, serves as the custodian of the Fund's portfolio securities and as the Fund's transfer agent and, in those capacities, maintains certain accounting and other records of the Fund and processes requests for the purchase or the redemption of shares, maintains records of ownership for shareholders, and performs certain other shareholder and administrative services on behalf of the Fund.

     The Fund has entered into an agreement with Rushmore Trust & Savings, FSB, to perform, in addition to custodian and transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Fund out of its assets.

    (d)  LEGAL COUNSEL

     The Law Offices of Samuel Kornhauser is legal counsel to the Fund, to the Investment Advisor and to the Distributor.


                  BROKERAGE ALLOCATION AND OTHER PRACTICES

     In effecting portfolio transactions for the Fund, the Investment Advisor adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services," as defined herein. The Investment Advisor may cause the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Investment Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of a Portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities; furnishing analysis and reports concerning issuers, industries, economic facts and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Investment Advisor are considered to be in addition to and not in lieu of services required to be performed by the Investment Advisor under its contract with the Fund and may benefit both the Fund and other clients of the Investment Advisor or customers of or affiliates of the Investment Advisor. Conversely, brokerage and research services provided by brokers to other clients of the Investment Advisor or its affiliates may benefit the Fund.

     If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Advisor in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to obtaining best prices and executions, effected through dealers who sell shares of the Fund.

     The Board of Trustees of the Fund will periodically review the performance of the Investment Advisor of its respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     The Board of Trustees will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. At present, no recapture arrangements are in effect. The Board of Trustees will review whether recapture opportunities are available and are legally permissible, and, if so, will determine, in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.


                          EXPENSES OF THE FUND


GENERAL

     Each Portfolio is responsible for the payment of its own expenses. These expenses are deducted from that Portfolio's investment income before dividends are paid. These expenses include, but are not limited to: fees paid to the Investment Advisor, the Custodian and the Transfer Agent; Trustees' fees; taxes; interest; brokerage commissions; organization expenses; securities registration ("blue sky") fees; legal fees; auditing fees; printing and other expenses which are not directly assumed by the Investment Advisor under its investment advisory or expense reimbursement agreements with the Fund. General expenses which are not associated directly with a specific Portfolio (including fidelity bond and other insurance) are allocated to each Portfolio based upon their relative net assets. The Investment Advisor may, but is not obligated to, from time to time advance funds, or directly pay, for expenses of the Fund and may seek reimbursement of or waive reimbursement of those advanced expenses.

COMPENSATION OF THE INVESTMENT ADVISOR


     The  Investment   Advisor  presently  receives  an  annual  1.00%  fee
for investment management of each Portfolio. The fee is payable monthly, based upon the Portfolio's average daily net assets. The Investment Advisor also receives a 0.25% annual fee for rendering administrative services to the Fund pursuant to an Administrative Services Agreement and is entitled to reimbursement for operating expenses it advances for the Fund.


BROKERAGE COMMISSIONS

     The Investment Advisor may select selected broker-dealers to execute portfolio transactions for the Portfolios of the Fund, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. In addition, when selecting broker-dealers for Fund portfolio transactions, the Investment Advisor may consider the record of such broker-dealers with respect to the sale of shares of the Fund.


                     CAPITAL STOCK AND OTHER SECURITIES

     The rights and preferences attached to the shares of each Portfolio are described in the Prospectus. (See "Description of Shares".) The Investment Company Act of 1940 requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Investment Company Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts, and the election of Trustees from the separate voting requirements of the Rule.

     Class A, Class B and Class C shares are available for purchase. These classes, as described in the Prospectus, vary with respect to the type and amount of sales charges associated with each class.

                           DESCRIPTION OF SHARES


     The Fund is a Delaware business trust organized on September 4, 1998. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Board of Trustees has the power to designate one or more classes ("Portfolios") of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such classes. Presently the Fund is offering shares of four (4)
Portfolios, the Navellier Top 20 Portfolio, The Navellier International Growth Portfolio, The Navellier Large Cap Growth Portfolio and The Navellier All Cap Growth Portfolio which are described herein.


     The shares of each Portfolio, when issued, are fully paid and non-assessable, are redeemable at the option of the holder, are fully transferable, and have no conversion or preemptive rights. Shares are also redeemable at the option of each Portfolio of the Fund when a shareholder's investment, as a result of redemptions in the Fund, falls below the minimum investment required by the Fund (see "Redemption of Shares"). Each share of a Portfolio is equal as to earnings, expenses, and assets of the Portfolio and, in the event of liquidation of the Portfolio, is entitled to an equal portion of all of the Portfolio's net assets. Shareholders of each Portfolio of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by Portfolio except as otherwise required by law or when the Board of Trustees determines that a matter to be voted upon affects only the interest of the shareholders of a particular Portfolio. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Fund is not required, and does not intend, to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of any Portfolio for the purpose of electing or removing Trustees.

     All shares (including reinvested dividends and capital gain distributions) are issued or redeemed in full or fractional shares rounded to the second decimal place. No share certificates will be issued. Instead, an account will be established for each shareholder and all shares purchased will be held in book-entry form by the Fund.


                 PURCHASE, REDEMPTION, AND PRICING OF SHARES

     Shares of each Portfolio are sold on a continuous basis through the Distributor, the Transfer Agent and the Distributor's network of broker-dealers.


PURCHASE BY MAIL


     Investments in each Portfolio can be made directly to the Distributor or through the transfer agent--Rushmore Trust & Savings, FSB--or through selected securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee.


TO INVEST BY MAIL: Fill out an application and make a check payable to "The Navellier Millennium Funds." Mail the check along with the application to:

        The Navellier Millennium Funds
        c/o Rushmore Trust & Savings, FSB
        4922 Fairmont Avenue
        Bethesda, MD 20814

     Purchases by check will be credited to an account as of the date the Portfolio's net asset value is next determined after receipt of payment and a properly completed account application. Foreign checks will not be accepted.


     Purchase orders which do not specify the Portfolio and class of shares in which an investment is to be made will be returned. (See "Purchase and Pricing of Shares--General Purchasing Information".) Net asset value per share is calculated once daily as of 4 p.m. E.S.T. on each business day. (See "Purchase and Pricing of Shares--Valuation of Shares".)

THE PORTFOLIOS

     The shares of each Portfolio are sold based on the net asset value per share next determined after an order in proper form (i.e., a completely filled out application form) is received by the Transfer Agent.


     If an order for shares of the Portfolio is received by the Transfer Agent by 4:00 p.m. on any business day, such shares will be purchased at the public offering price (net asset value per share plus sales commission, if any, per share) determined as of 4:00 p.m. New York Time on that day. Otherwise, such shares will be purchased at the public offering price determined as of 4:00 p.m New York Time on the next business day. However, orders received by the Transfer Agent from the Distributor or from dealers or brokers after the public offering price is determined that day will receive such public offering price if the orders were received by the Distributor or broker or dealer from its customer prior to such determination and were transmitted to and received by the Transfer Agent prior to its close of business on that day (normally 4:00 p.m. New York Time). Shares are entitled to receive any declared dividends on the day following the date of purchase.


PURCHASES THROUGH SELECTED DEALERS

     Shares purchased through Selected Dealers will be effected at the public offering price next determined after the Selected Dealer receives the purchase order, provided that the Selected Dealer transmits the order to the Transfer Agent and the Transfer Agent accepts the order by 4:00 p.m. New York Time on the day of determination. See "Valuation of Shares". If an investor's order is not transmitted and accepted by 4:00 p.m. New York Time, the investor must settle his or her entitlement to that day's public offering price with the Selected Dealer. Investors may also purchase shares of the Portfolio by telephone through a Selected Dealer by having the Selected Dealer telephone the Transfer Agent with the purchase order. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.

     Certain selected Dealers may effect transactions in shares of the Portfolio through the National Securities Clearing Corporation's Fund/SERV system.

     Purchases of shares through Selected Dealers not utilizing the National Securities Clearing Corporation's Fund/SERV system will be effected when received in proper form by the Transfer Agent, as described above, in the same manner and subject to the same terms and conditions as are applicable to shares purchased directly through the Transfer Agent.

     Shareholders who wish to transfer Fund shares from one broker-dealer to another should contact the Fund at (800) 622-1386, or their broker dealer.

     REDEMPTION OF SHARES. The Prospectus, under "Redemption of Shares" describes the requirements and methods available for effecting redemption. The Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange or any other applicable exchange, is closed (other than a customary weekend and holiday closing), (b) when trading on the New York Stock Exchange, or any other applicable exchange, is restricted, or an emergency exists as determined by the Securities and Exchange Commission ("SEC") or the Fund so that disposal of the Fund's investments or a fair determination of the net asset values of the Portfolios is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Portfolio's shareholders.

     The Fund normally redeems shares for cash. However, the Board of Trustees can determine that conditions exist making cash payments undesirable. If they should so determine (and if a proper election pursuant to Rule 18f-1 of the Investment Company Act has been made by the Fund), redemption payments could be made in securities valued at the value used in determining net asset value. There generally will be brokerage and other costs incurred by the redeeming shareholder in selling such securities.

REDEMPTIONS BY TELEPHONE

     If you have indicated on your Account Application that you wish to establish telephone redemption privileges, you may redeem shares by calling the Transfer Agent at 1-800-622-1386 by 4:00 p.m. New York Time on any day the New York Stock Exchange is open for business.

     If any account has more than one owner, the Transfer Agent may rely on the instructions of any one owner. Each Portfolio of the Fund employs reasonable procedures in an effort to confirm the authenticity of telephone instructions, which may include giving some form of personal identification prior to acting on the telephone instructions. If these procedures are not followed, the Fund and the Transfer Agent may be responsible for any losses because of unauthorized or fraudulent instructions. By requesting telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, (1) to redeem shares from your account and (2) to mail or wire transfer the redemption proceeds. You cannot redeem shares by telephone until 30 days after you have notified the Transfer Agent of any change of address.

     Telephone redemption is not available for shares held in IRAs. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice.

FURTHER REDEMPTION INFORMATION

     Additional documentation (i.e., signature guarantee for redemptions in excess of $1,000 or verification identification when redemption is by telephone) regarding a redemption by any means may be required when deemed appropriate by the Fund and / or the Transfer Agent, and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received. An investor should contact the Fund or the Transfer Agent to inquire what, if any, additional documentation may be required.

     The Fund reserves the right to modify any of the methods of redemption upon 30 days' written notice to shareholders.

     Under certain circumstances (i.e., when the applicable exchange is closed or trading has been restricted, etc.), the right of redemption may be suspended or the redemption may be satisfied by distribution of portfolio securities rather than cash if a proper election pursuant to Rule 18f-1 of the Investment Company Act has been made by the Fund. Information as to those matters is set forth herein.

     Investors may redeem their shares and instruct the Fund or Transfer Agent, in writing or by telephone, to either deposit the redemption proceeds in the money market mutual fund--Fund for Government Investors, Inc.--a regulated investment company custodied by Rushmore Trust & Savings, FSB, pending further instructions as to the investor's desire to subsequently reinvest in the Fund or the investor may direct some other disposition of said redemption proceeds.


     DETERMINATION OF NET ASSET VALUE. As described in the Prospectus, the net asset value of shares of each Portfolio of the Fund is determined once daily as of 4 p.m. New York time on each day during which the New York Stock Exchange, or other applicable exchange, is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year's Day, Washington's Birthday, Martin Luther King Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board of Trustees of the Exchange reserves the right to change this schedule. In the event that the New York Stock Exchange or the national securities exchanges on which small cap equities are traded adopt different trading hours on either a permanent or temporary basis, the Board of Trustees of the Fund will reconsider the time at which net asset value is to be computed.

     VALUATION OF ASSETS. In determining the value of the assets of any Portfolio of the Fund, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or, if no sales are reported - as is the case with many securities traded over-the-counter - the last reported bid price. Debt securities (other than short-term obligations, i.e., obligations which have 60 days or less left to maturity, which are valued on the basis of amortized cost) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by a pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality of issue, trading characteristics, and other market data. All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees.


                                    TAXES

     In the case of a "series fund" (that is, a regulated investment company having more than one segregated portfolio of investments the beneficial interests in which are owned by the holders of a separate series of stock), each investment portfolio is treated as a separate corporation for federal income tax purposes. The Fund will be deemed a series fund for this purpose and, thus, each Portfolio will be deemed a separate corporation for such purpose.

     Each Portfolio of the Fund intends to qualify as a regulated investment company for federal income tax purposes. Such qualification requires, among other things, that each Portfolio (a) make a timely election to be a regulated investment company, (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities (including options and futures) or foreign currencies, and (c) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of its assets is represented by cash, government securities, securities of other regulated investment companies, and securities of one or more other issuers (to the extent the value of the securities of any one such issuer owned by the Portfolio does not exceed 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than government securities and securities of other regulated investment companies) of any one industry. These requirements may limit the ability of the Portfolios to engage in transactions involving options and futures contracts.

     If each Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on its "investment company taxable income" (calculated by excluding the amount of its net capital gain, if any, and by excluding the dividends-received and net operating loss deductions) or "net capital gain" (the excess of its long-term capital gain over its net short-term capital loss) which is distributed to shareholders. In determining taxable income, however, a regulated investment company holding stock on the record date for a dividend is required to include the dividend in income on the later of the ex-dividend date or the date of acquisition.


                        DIVIDENDS AND DISTRIBUTIONS

     All dividends and distributions with respect to the shares of any Portfolio will be payable in shares at net asset value or, at the option of the shareholder, in cash. Any shareholder who purchases shares of the Portfolio prior to the close of business on the record date for a dividend or distribution will be entitled to receive such dividend or distribution. Dividends and distributions (whether received in shares or in cash) are treated either as return of capital, ordinary income or long-term capital gain for federal income tax purposes. Between the record date and the cash payment date, each Portfolio retains the use and benefits of such monies as would be paid as cash dividends.

     Each Portfolio will distribute all of its net investment income and net realized capital gains, if any, annually in December.

     If a cash payment is requested with respect to the Portfolio, a check will be mailed to the shareholder. Unless otherwise instructed, the Transfer Agent will mail checks or confirmations to the shareholder's address of record.

     The federal income tax laws impose a four percent (4%) nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in the federal income tax laws. Each Portfolio intends to comply with the distribution requirements and thus does not expect to incur the four percent (4%)
nondeductible excise tax, although the imposition of such excise tax may possibly occur.

     Shareholders will have their dividends and/or capital gain distributions reinvested in additional shares of the applicable Portfolio(s) unless they elect in writing to receive such distributions in cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether they want dividends reinvested or distributed.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. (See "Taxes" following.)

     In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Transfer Agent will reinvest dividends after deduction of the amount required to be withheld.

     Experience may indicate that changes in the automatic reinvestment of dividends are desirable. Accordingly, the Fund reserves the right to amend or terminate this provision as applied to any dividend or distribution paid subsequent to written notice of the change sent to shareholders at least 90 days before the record date for such dividend or distribution.

     Dividends paid out of net investment income and net short-term capital gains of a Portfolio will be taxable to shareholders as ordinary income regardless of whether such distributions are reinvested in additional shares or paid in cash. If a portion of a Portfolio's net investment income is derived from dividends from domestic corporations, a corresponding portion of the dividends paid out of such income may be eligible for the dividends-received deduction. Corporate shareholders will be informed as to the portion, if any, of dividends received by them which will qualify for the dividends-received deduction.

     Dividends paid out of the net capital gain of a Portfolio that are designated as capital gain dividends by the Fund will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. Such dividends will not be eligible for the dividends-received deduction. If shares of the Fund to which such capital gains dividends are attributable are held by a shareholder for less than 31 days and there is a loss on the sale or exchange of such shares, then the loss, to the extent of the capital gain dividend or undistributed capital gain, is treated as a long-term capital loss.

     All distributions, whether received in shares or cash, must be reported by each shareholder on his federal income tax return. Taxable dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been paid by the Fund and received by such shareholders on December 31 of the year if such dividend is actually paid by the Fund during January of the following year.

     Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

     The redemption of all or part of the shares of a series held by any shareholder will generally be treated as a sale or exchange unless the redemption fails to substantially reduce the shareholder's percentage ownership interest in the related Portfolio (determined for this purpose using certain specific rules of constructive ownership). Any redemption that does not substantially reduce a shareholder's percentage ownership interest in a Portfolio may be treated as a dividend.

     If a redemption is treated as a sale or exchange, the shareholder will generally recognize gain or loss measured by the difference between the redemption price and the basis of the shares. This gain will generally be treated as capital gain (long-term or short-term, depending upon the shareholder's holding period for the redeemed shares).

     The exchange of the shares in one Portfolio for shares in another Portfolio will be treated as a taxable exchange for federal income tax purposes. If the exchange occurs within 90 days of the acquisition of the original shares, however, the shareholder's basis in the original shares will not include the sales charge, if any, to the extent such charge does not exceed the amount that would have been charged on the acquisition of the second-acquired shares if such shares were acquired directly. To the extent that the sales charge, if any, paid upon acquisition of the original shares is not taken into account in determining the shareholder's gain or loss from the disposition of the original shares, it is added to the basis of the newly acquired shares.

     On or before January 31 of each year, the Fund will issue to each person who was a shareholder at any time in the prior year a statement of the federal income tax status of all distributions made to such shareholder.

     Shareholders who fail to provide correct taxpayer identification numbers or fail to certify as to no loss of exemption from backup withholding or otherwise fail to comply with applicable requirements of the law relating to backup withholding will be subject to backup withholding with respect to dividends at the rate of 31% unless they are corporations or come within other exempt categories. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders. All shareholders should consult their own tax advisers with regard to the tax consequences applicable to their respective investments in the Fund.

     The foregoing discussion relates solely to United States federal income tax laws as applicable to United States persons (that is, citizens and residents of the United States and domestic corporations, partnerships, trusts, and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and non-United States tax consequences of ownership of shares, including the possibility that distributions by the Fund may be subject to a United States withholding tax at the rate of 31% (or at a lower rate under an applicable United States income tax treaty).

     Each Portfolio will be subject to a nondeductible excise tax for any year equal to 4% of the "required distribution" for the year over the "distributed amount" for the year. For this purpose, the term "required distribution" means, with respect to any year, the sum of (a) 98% of the Portfolio's "ordinary income" (that is, its taxable income determined by excluding its net capital gain, if any, by disallowing the dividends-received and net operating loss deductions, and by not taking into account any capital gain or loss), (b) 98% of its net capital gain income (that is, the excess of capital gains over capital losses) for the one-year period ending on December 31 of the year, and (c) the "prior year shortfall" (that is, the excess, if any, of the "grossed-up required distribution" for the prior year over the "distributed amount" for such year). For this purpose, the term "grossed-up required distribution" means, with respect to any year, the required distribution for the year (determined by including 100% of the Portfolio's ordinary income and capital gain net income) and the term "distributed amount" means, with respect to any year, the sum of
(a) the amount of dividends-paid or deemed paid during the year, (b) any amount on which the Portfolio is required to pay corporate tax for the year, and (c) the excess, if any, of the distributed amount for the prior year over the required distribution for such year.

     The individual Portfolios will not be subject to tax in Delaware for any year in which they each qualify as a regulated investment company. They may, however, be subject to such tax for any year in which they do not so qualify and may be subject to tax in certain other states where they are deemed to be doing business. Moreover, distributions may be subject to state and local taxes. In those states which have income tax laws, the tax treatment of such Portfolios and the tax treatment of shareholders with respect to distributions may be different from the federal income tax treatment of such persons.

     The foregoing is a general summary of the federal income tax consequences of investing in the Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisors about the tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws.

                                UNDERWRITERS

     The Fund's shares will be continuously distributed through Navellier Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to a distribution agreement dated August 26, 1999.


The Distributor has been selling this Fund's Navellier Top 20 Portfolio shares since August 26, 1999. The other Portfolios are newly organized portfolios with no operating or distribution history.


     Prior to that date, shares had been distributed through GSG Securities, Inc.

     The Distributor acts as the sole principal underwriter of the Fund's shares. Through a network established by the Distributor, the Fund's shares may also be sold through selected investment brokers and dealers. For a description of the Distributor's obligations to distribute the Fund's securities, see "The Investment Advisor, Distributor, Custodian and Transfer Agent."

     The following table sets forth the remuneration received by the Distributor and prior distributor for the period ended December 31, 1999.

                             Underwriting
                            Discounts and        Compensation         Brokerage             Other
       Year                  Commissions       on Redemptions        Commissions         Compensation*
       ----                  -----------       --------------        -----------         -------------
        1999                   $0                 $0                    $0                  $466,722

                       CALCULATION OF PERFORMANCE DATA

     Performance information for each Portfolio may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as total return on the applicable Portfolio.

     The average annual total return on such Portfolios represents an annualization of each Portfolio's total return ("T" in the formula below) over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 payment* ("P" in the formula below) made at the beginning of a one-, five-, or ten-year period, or for the period from the date of commencement of the Portfolio's operation, if shorter ("n" in the formula below). The following formula will be used to compute the average annual total return for the
Portfolio:

                                        n
                              P (1 + T)   = ERV

     In addition to the foregoing, each Portfolio may advertise its total return over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures.


     The Navellier Top 20 Portfolio had a total return of 75.91% for the period ended December 31, 1999. The other Portfolios are newly organized and therefore as yet have no operating history.


     Performance information for the Portfolios shall reflect only the performance of a hypothetical investment in the Portfolios during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

     Each Portfolio may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, or other services, as having the same investment objectives. The total return may also be used to compare the performance of the Portfolio against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 stocks ("S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The Russell 2000 is composed of common stocks mostly traded on NASDAQ.

     As summarized in the Prospectus, the total return of each Portfolio may be quoted in advertisements and sales literature.


     The Fund hereby incorporates by this reference the Fund's Semi-Annual Report for the six month period ended June 30, 2000.

                                FINANCIAL STATEMENTS*

*(References in these financial statements to the Top 20 Portfolio refer to the series of shares of the Navellier Millennium Funds portfolio named the Navellier Top 20 Portfolio)

December 31, 1999 Audited Financial Statement

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
TOP 20 PORTFOLIO


-------------------------------------------------------------------
                                                       MARKET VALUE
       SHARES                                             (NOTE 1)
-------------------------------------------------------------------
COMMON STOCKS - 95.8%
BUSINESS SERVICES - 4.7%
       24,500           Zomax, Inc.*                   $ 1,108,625
                                                       -----------
COMMUNICATION EQUIPMENT AND
 SERVICES - 31.9%
       11,000           Emulex Corp.*                    1,237,500
       15,000           Harmonic, Inc.*                  1,424,063
       38,000           Lightbridge, Inc*                1,054,500
       17,000           Powerwave
                          Technologies, Inc.*              992,375
        4,800           QUALCOMM, Inc.*                    845,400
       12,000           Rural Cellular Corp.*            1,086,000
        8,300           United States Cellular
                          Corp.*                           837,781
                                                       -----------
                                                         7,477,619
                                                       -----------
ELECTRONIC PRODUCTS - 10.0%
       25,000           KEMET Corp.*                     1,126,562
       29,990           Three-Five Systems, Inc.*        1,229,590
                                                       -----------
                                                         2,356,152
                                                       -----------
INSTRUMENTS - 4.5%
       27,200           Photon Dynamics, Inc.*           1,054,000
                                                       -----------
MANUFACTURING - 4.4%
       35,000           Meade Instruments Corp.*           997,500
                                                       -----------
MEDICAL EQUIPMENT AND SUPPLIES - 7.0%
       10,000           VISX, Inc. *                       517,500
       29,500           Zoll Medical Corp.*              1,126,531
                                                       -----------
                                                         1,644,031
                                                       -----------
SEMICONDUCTORS AND RELATED - 29.8%
       12,000           Applied Micro Circuits
                          Corp.*                         1,527,000
       26,000           Power Integrations, Inc.*         1,246,375
       12,800           Qlogic Corp.*                    2,046,400
       14,250           TranSwitch Corp.*                1,034,016
       25,000           Xilinx, Inc.*                    1,136,720
                                                       -----------
                                                         6,990,511
                                                       -----------

TOYS AND CHILDREN'S PRODUCTS - 3.5%
       44,038           JAKKS Pacific, Inc.*               822,960
                                                       -----------
TOTAL COMMON STOCK
 (COST $15,381,793)                                     22,451,398
                                                       -----------
MONEY MARKET FUND - 0.7%
      167,710           Fund for Government
                          Investors
                          (Cost $167,710)                  167,710
                                                       -----------
TOTAL INVESTMENTS - 96.5%
 (COST $15,549,503)                                     22,619,108
                                                       -----------
  OTHER ASSETS LESS LIABILITIES - 3.5%                     814,143
NET ASSETS - 100.0%                                    $23,433,251
                                                       ===========
NET ASSET VALUE PER SHARE
  (BASED ON 1,118,048 SHARES OUTSTANDING)                   $20.96
                                                       ===========

OFFERING PRICE PER SHARE (100/95.05 OF $20.96)              $22.05
                                                       ===========

NET ASSETS CONSIST OF:
  PAID-IN-CAPITAL                                      $14,587,159
  ACCUMULATED NET REALIZED GAIN ON INVESTMENTS           1,776,487
  NET UNREALIZED APPRECIATION OF INVESTMENTS             7,069,605
NET ASSETS                                             $23,433,251
                                                       ===========

--------------------------

*    NON-INCOME PRODUCING

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                     NAVELLIER MILLENNIUM FUNDS
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                TOP 20 PORTFOLIO
                                                                ----------------
INVESTMENT INCOME
  Interest (Note 1).........................................       $   18,273
  Dividends (Note 1)........................................            4,121
                                                                   ----------
    Total Investment Income.................................           22,394
                                                                   ----------
EXPENSES
  Investment Advisory Fee (Note 2)..........................          147,790
  Distribution Plan Fee (Note 4)............................           37,158
  Transfer Agent and Custodian Fee (Note 3).................           53,302
  Trustees' Fees............................................           36,000
  Printing Expense..........................................           19,607
  Registration Fees.........................................           18,379
  Insurance Expense.........................................           17,030
  Legal Fees................................................           10,867
  Audit Fees................................................            7,000
                                                                   ----------
    Total Expenses..........................................          347,133
    Less Expenses Reimbursed by Investment Adviser
     (Note 2)...............................................         (125,238)
                                                                   ----------
      Net Expenses..........................................          221,895
                                                                   ----------
NET INVESTMENT LOSS.........................................         (199,501)
                                                                   ----------
Net Realized Gain on Investments............................        2,920,802
Change in Net Unrealized Appreciation of Investments........        6,163,825
                                                                   ----------
NET GAIN ON INVESTMENTS.....................................        9,084,627
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........       $8,885,126
                                                                   ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                     NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                        TOP 20 PORTFOLIO
                                                                  -----------------------------
                                                                  FOR THE YEAR   FOR THE PERIOD
                                                                     ENDED           ENDED
                                                                  DECEMBER 31,    DECEMBER 31,
                                                                      1999           1998*
                                                                  ------------   --------------
FROM INVESTMENT ACTIVITIES
  Net Investment Loss.......................................      $  (199,501)     $   (5,594)
  Net Realized Gain on Investment Transactions..............        2,920,802         211,487
  Change in Net Unrealized Appreciation of Investments......        6,163,825         905,780
                                                                  -----------      ----------
    Net Increase in Net Assets Resulting from Operations....        8,885,126       1,111,673
                                                                  -----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Realized Gains...................................       (1,150,707)             --
                                                                  -----------      ----------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares.........................       10,185,572       6,038,494
  Reinvestment of Distributions.............................        1,126,789              --
  Cost of Shares Redeemed...................................       (2,815,288)        (48,408)
                                                                  -----------      ----------
    Net Increase in Net Assets Resulting from Share
      Transactions..........................................        8,497,073       5,990,086
                                                                  -----------      ----------
    TOTAL INCREASE IN NET ASSETS............................       16,231,492       7,101,759
NET ASSETS -- Beginning of Period...........................        7,201,759         100,000
                                                                  -----------      ----------
NET ASSETS -- End of Period.................................      $23,433,251      $7,201,759
                                                                  ===========      ==========
SHARES
  Sold......................................................          661,011         567,983
  Issued in Reinvestment of Distributions...................           55,261              --
  Redeemed..................................................         (171,996)         (4,211)
                                                                  -----------      ----------
    Net Increase in Shares..................................          544,276         563,772
                                                                  ===========      ==========

--------------------------------------------------------------------

 (*) FROM COMMENCEMENT OF OPERATIONS SEPTEMBER 30 ,1998

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                     NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights are intended to help you understand the Portfolio's financial performance to date. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This financial information has been audited by Tait, Weller and Baker, whose report, along with the Portfolio's financial statements, are included in the SAI or annual report, available upon request. The Board of Trustees voted to change the name of the fund family from American Tiger Funds to Navellier Millennium Funds and to change the name of the Portfolio from American Tiger Top 20 Portfolio to Navellier Top 20 Portfolio. This name change is effective with the date of this prospectus.


                                                                        TOP 20 PORTFOLIO
                                                                  -----------------------------
                                                                  FOR THE YEAR   FOR THE PERIOD
                                                                     ENDED           ENDED
                                                                  DECEMBER 31,    DECEMBER 31,
                                                                      1999           1998*
                                                                  ------------   --------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of Period....................         $12.55         $10.00
                                                                    -------         ------
  Income from Investment Operations:
    Net Investment Loss.....................................          (0.18)         (0.01)
    Net Realized and Unrealized Gains on Investments........           9.68           2.56
                                                                    -------         ------
      Total from Investment Operations......................           9.50           2.55
                                                                    -------         ------
  Distributions to Shareholders:
    From Net Realized Gains.................................          (1.09)            --
                                                                    -------         ------
  Net Increase in Net Asset Value...........................           8.41           2.55
                                                                    -------         ------
  Net Asset Value -- End of Period..........................         $20.96         $12.55
                                                                    =======         ======

TOTAL INVESTMENT RETURN.....................................          75.91%         25.50%(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement (Note 2).....................           1.50%          1.50%(B)
  Expenses Before Reimbursement (Note 2)....................           2.34%          7.90%(B)
  Net Investment Loss After Reimbursement (Note 2)..........          (1.34)%        (0.64)%(B)
  Net Investment Loss Before Reimbursement (Note 2).........          (2.19)%        (7.04)%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate...................................            235%            82%
  Net Assets at End of Period (in thousands)................        $23,433         $7,202
  Number of Shares Outstanding at End of Period (in
    thousands)..............................................          1,118            574

--------------------------------------------------------------------

 (A) Total returns for periods of less than one year are not annualized.
 (B) Annualized

 * FROM COMMENCEMENT OF OPERATIONS SEPTEMBER 30, 1998

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                     NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

1. Significant Accounting Policies

    The Navellier Millennium Funds (the "Fund"), formerly known as the American Tiger Funds, are registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and are authorized to issue shares of beneficial interests. The Investment objective of the Fund is to achieve long term growth of capital primarily through investments in stocks of companies with appreciation potential. The Fund currently offers shares of beneficial interests in one Portfolio, the Navellier Top 20 Portfolio (the "Portfolio"), formerly known as the American Tiger Top 20 Portfolio, a non-diversified, open-end, management investment company. The Fund was established as a Delaware Business Trust organized on September 4, 1998. The Fund is authorized to issue an unlimited number of beneficial interest. Shares of the fund are purchased at the public offering price which includes a maximum sales charge of up to 4.95% depending on the size of the purchase. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows:

      (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Fund's securities in good faith. The Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value.

      (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gain and loss on securities transactions are computed on an identified cost basis.

      (c) Dividends from net investment income, if any, are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

      (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

2. Investment Advisory Fees and Other Transactions with Affiliates

    Investment advisory services are provided by Navellier Management, Inc. (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 1.00% of the daily net assets of the Portfolio. An officer and trustee of the Fund is also an officer and director of the Adviser.

    Under an agreement between the Fund and the Adviser related to payment of operating expenses, the Adviser has reserved the right seek reimbursement for the past, present and future operating expenses of the Fund paid by the Adviser, at any time upon notice to the Fund. During the year ended December 31, 1999, the Adviser paid operating expenses of the portfolio totaling $162,185. Under the operating expense agreements, the Adviser requested and the Portfolio reimbursed, $36,947 of such expenses.

    Navellier Securities, Inc. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The distributor, which is the principal underwriter of the Fund's shares, renders its service to the Fund pursuant to a distribution agreement. An officer and trustee of the Fund is also an officer and director of the Distributor.

                                                     NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------

    For the year ended December 31, 1999, the Fund was advised that the Distributor received $466,722 from sales loads earned on sales of the Fund's capital stock.

    The Fund pays each of its Trustees not affiliated with the Adviser $10,000 annually. For the year ended December 31, 1999, Trustees fees totaled $36,000.

3. Transfer Agent and Custodian

    Rushmore Trust and Savings, FSB ("Rushmore Trust"), provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets. Fees paid to Rushmore Trust are based upon a fee schedule approved by the Board of Trustees.

4. Distribution Plan

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25% per annum of the average daily net assets of the Portfolio for expenses incurred in the promotion and distribution of shares of the portfolio. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Fund may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Fund directly.

5. Securities Transactions

    For the year ended December 31, 1999, the cost of purchases of securities, excluding short-term securities, were $39,949,780 and proceeds from sales, including maturities, of securities were $33,495,351.

6. Unrealized Appreciation and Depreciation of Investments

    Unrealized appreciation and depreciation as of December 31, 1999, based on the cost for Federal income tax purposes are as follows:

                                                                    TOP 20
                                                                   PORTFOLIO
                                                                  -----------
    Gross Unrealized Appreciation...............................  $ 7,232,466
    Gross Unrealized Depreciation...............................     (162,861)
                                                                  -----------
    Net Unrealized Appreciation.................................  $ 7,069,605
                                                                  ===========
    Cost of Investments for Federal Income Tax Purposes.........  $15,549,503
                                                                  ===========

7. Federal Income Tax

    Permanent differences between tax and financial reporting of accumulated net investment income and net realized gain/loss are reclassified. As of December 31, 1999, $199,501 from accumulated net investment loss were reclassified to accumulated net realized gain on investments.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE NAVELLIER MILLENNIUM FUNDS
RENO, NEVADA

We have audited the accompanying statement of net assets of Navellier Top 20 Portfolio, a series of shares of The Navellier Millennium Funds, including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the two periods then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Navellier Top 20 Portfolio as of December 31, 1999, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the two periods then ended, in conformity with generally accepted accounting principles.

                                          [SIGNATURE]

                                          TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 18, 2000